UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23157

BROOKFIELD REAL ASSETS INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD REAL ASSETS INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders.

Brookfield
20 21
SEMI-ANNUAL REPORT
JUNE 30, 2021

Brookfield Real Assets
Income Fund Inc.
* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $20 billion of assets under management as of June 30, 2021, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $625 billion of assets under management as of June 30, 2021. For more information, go to https://publicsecurities.brookfield.com/en.
Brookfield Real Assets Income Fund Inc. (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Semi-Annual Report for Brookfield Real Assets Income Fund Inc. (the “Fund”) for the six-month period ended June 30, 2021.
Global equities rallied in the first half of 2021. Optimism was driven by COVID-19 vaccine rollouts, falling COVID-19 case counts early in the year, strong earnings and additional U.S. fiscal stimulus. While overall returns were strong for the six-month period, the period ended on a cautious note amid the early summer uptick in cases due to the COVID-19 Delta variant, as well as ongoing concerns around inflation. Among real asset securities, returns were largely bifurcated over the period. Many real asset sectors negatively impacted by the health crisis and economic shutdowns rallied early in the period, before reversing course toward the end of the second quarter.
Among real estate securities, many of the most beaten-down property types in 2020 (namely hotels, retail and healthcare) posted gains early in the period, before moderating or reversing in the second quarter amid the downturn in sentiment. The residential sector posted meaningful gains in the first half, driven by strong fundamentals in the single family rental and U.S. multifamily companies focused on U.S. Sunbelt markets. Additionally, residential rents and occupancy trends in U.S. coastal and gateway markets began to show signs of bottoming, benefitting landlords focused on these markets.
A similar story unfolded in infrastructure, where airports, ports and toll roads were stronger in the first half when the recovery trade momentum was greater. Energy infrastructure was the clear standout within the infrastructure universe. The subsector outperformed on the recovery trade, driven by the COVID-19 vaccine rollout and strengthening supply and demand fundamentals. However, performance tapered off towards the end of the period given concerns over the Delta variant of COVID-19. Inflation concerns took a toll on utilities; a sector seen by investors as particularly sensitive to increases in inflation.
While economic reopenings may be delayed in some regions amid the uptick in cases due to virus variants, we remain optimistic around the global recovery’s direction of travel. Global mobility patterns are normalizing, improving the outlook for transportation infrastructure and travel and leisure-focused real estate. Additionally, labor markets continue to exhibit strength around the globe. Against this backdrop, we feel real asset securities are well positioned for a multi-year expansion as earnings and cash flows return to pre-pandemic levels.
In addition to performance information, this report provides the Fund’s unaudited financial statements as of June 30, 2021.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Real Assets Income Fund Inc.
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.
Investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown,
2021 Semi-Annual Report1

Letter to Shareholders (continued)

surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to a Fund and negatively impact Fund performance and the value of an investment in a Fund.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2021 and subject to change based on subsequent developments.
Quasar Distributors, LLC, provides filing administration for the Brookfield Real Assets Income Fund Inc.
2Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Portfolio Characteristics (Unaudited)
June 30, 2021

PORTFOLIO STATISTICS
Annualized distribution rate[1]	10.90%
Weighted average coupon	3.85%
Weighted average life	4.24 years
Percentage of leveraged assets	31.18%
Total number of holdings	432

ASSET BY COUPON TYPE DISTRIBUTION[2]
Corporate Credit
— Real Estate	18.4%
— Infrastructure	10.8%
— Natural Resources	6.9%
Total Corporate Credit	36.1%
Securitized Credit
— Residential Mortgage-Backed Securities	18.0%
— Commercial Mortgage-Backed Securities	9.3%
— Other	2.1%
Total Securitized Credit	29.4%
Real Asset Equities
— Real Estate	10.4%
— Infrastructure	22.0%
Total Real Asset Equities	32.4%
Term Loans	1.0%
Money Market Fund	1.1%
Total	100.0%

FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	6.7%
BB	41.3%
B	16.3%
CCC and Below	11.3%
Unrated	24.4%
Total	100.0%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the June 30, 2021 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through June 30, 2021, 64.89% of its distributions are estimated to be a return of capital.
2 Percentages are based on total market value of investments.
3 Percentages are based on total market value of fixed income securities.
2021 Semi-Annual Report3

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited)
June 30, 2021

	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.2%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL, 6.85%, 12/18/27	$ 51	$ 55,972
Total U.S. Government Agency Collateralized Mortgage Obligations		55,972
U.S. Government Agency Pass-Through Certificates – 0.2%
Federal Home Loan Mortgage Corp.
Pool C69047, 7.00%, 06/01/32	146	155,214
Pool C56878, 8.00%, 08/01/31	38	38,304
Pool C58516, 8.00%, 09/01/31	30	30,671
Pool C59641, 8.00%, 10/01/31			32	32,644
Pool C55166, 8.50%, 07/01/31	77	80,930
Pool C55167, 8.50%, 07/01/31	44	44,724
Pool C55169, 8.50%, 07/01/31	47	47,928
Federal National Mortgage Association
Pool 948362, 6.50%, 08/01/37	19	21,794
Pool 645912, 7.00%, 06/01/32	143	154,447
Pool 645913, 7.00%, 06/01/32	184	203,099
Pool 650131, 7.00%, 07/01/32	175	191,293
Pool 827853, 7.50%, 10/01/29	15	15,208
Pool 545990, 7.50%, 04/01/31	186	200,756
Pool 255053, 7.50%, 12/01/33	45	47,840
Pool 735576, 7.50%, 11/01/34	172	200,313
Pool 896391, 7.50%, 06/01/36	78	81,256
Pool 735800, 8.00%, 01/01/35	153	174,784
Pool 636449, 8.50%, 04/01/32	184	202,004
Pool 458132, 8.80%, 03/15/31	22	22,162
Pool 545436, 9.00%, 10/01/31	129	149,848
Total U.S. Government Agency Pass-Through Certificates		2,095,219
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $2,009,167)		2,151,191
SECURITIZED CREDIT – 41.4%
Commercial Mortgage-Backed Securities – 12.2%
ACAM Ltd.
Series 2019-FL1, Class D, 2.87% (1 Month LIBOR USD + 2.75%), 11/17/34 (e),(u),(v)	1,902	1,830,392
Series 2019-FL1, Class E, 3.12% (1 Month LIBOR USD + 3.00%), 11/17/34 (e),(u),(v)	2,098	1,971,665
Atrium Hotel Portfolio Trust
Series 2017-ATRM, Class E, 3.12% (1 Month LIBOR USD + 3.05%), 12/15/36 (e),(v)	3,302	3,154,847
BBCMS Trust
Series 2021-AGW, Class G, 4.87% (1 Month LIBOR USD + 4.80%), 06/15/36 (e),(v)	4,000	3,999,244
Beast Mortgage Trust
Series 2021-1818, Class E, 3.70% (1 Month LIBOR USD + 3.45%), 03/15/36 (e),(v)	2,500	2,505,962
Series 2021-1818, Class F, 4.70% (1 Month LIBOR USD + 4.45%), 03/15/36 (e),(v)	1,250	1,252,908
BSPRT Issuer Ltd.
Series 2019-FL5, Class E, 2.92% (1 Month LIBOR USD + 2.85%), 05/15/29 (e),(u),(v)	1,500	1,467,146
BX Trust
Series 2018-GW, Class G, 2.99% (1 Month LIBOR USD + 2.92%), 05/15/35 (e),(s),(v)	3,000	2,988,729

See Notes to Financial Statements.
4Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
CGDB Commercial Mortgage Trust
Series 2019-MOB, Class G, 3.06% (1 Month LIBOR USD + 2.99%), 11/15/36 (e),(v)	$ 3,500	$ 3,368,246
CHT Mortgage Trust
Series 2017-CSMO, Class F, 3.81% (1 Month LIBOR USD + 3.74%), 11/15/36 (e),(s),(v)	2,800	2,806,998
Class B Notes
Moreland Avenue, 9.23%, 11/01/22 (Acquired 11/16/15, Cost $212,568) (f),(p)	213	214,048
Marshalls, 9.50%, 11/01/22 (Acquired 10/28/15, Cost $355,256) (f),(p)	355	358,435
North River, 9.50%, 11/01/22 (Acquired 10/28/15, Cost $172,614) (f),(p)	173	172,148
Town and Country, 9.50%, 11/01/22 (Acquired 10/28/15, Cost $471,155) (f),(p)	471	475,752
St. Louis Holiday Inn, 10.08%, 12/31/21 (Acquired 06/25/15, Cost $1,773,731) (f),(p)	1,774	1,711,516
CLNC Ltd.
Series 2019-FL1, Class E, 3.32% (1 Month LIBOR USD + 3.20%), 08/20/35 (e),(u),(v)	3,000	2,835,165
Cold Finance PLC
Series 1, Class E, 3.63% (3 Month LIBOR GBP + 3.55%), 08/20/29 (u),(v)	771	1,061,070
CSAIL Commercial Mortgage Trust
Series 2018-C14, Class E, 5.05%, 03/15/36 (e)	3,000	2,953,792
Extended Stay America Trust
Series 2021-ESH, Class F, 3.78% (1 Month LIBOR USD + 3.70%), 07/15/38 (e),(v)	3,000	3,011,116
FS Rialto
Series 2019-FL1, Class C, 2.57% (1 Month LIBOR USD + 2.50%), 12/16/36 (e),(s),(u),(v)	2,000	1,926,891
GS Mortgage Securities Trust
Series 2021-RENT, Class F, 3.74% (1 Month LIBOR USD + 3.65%), 11/21/35 (e),(v)	939	942,053
Series 2020-GC47, Class F, 2.57%, 05/12/53 (e)	3,500	2,657,872
Series 2021-RENT, Class G, 5.79% (1 Month LIBOR USD + 5.70%), 11/21/35 (e),(v)	2,061	2,063,790
Hilton USA Trust
Series 2016-HHV, Class E, 4.33%, 11/05/38 (e)	16,000	16,497,069
Series 2016-SFP, Class E, 5.52%, 11/05/35 (e)	886	895,856
Series 2016-SFP, Class F, 6.16%, 11/05/35 (e)	1,064	1,077,051
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-1440, Class E, 3.92% (1 Month LIBOR USD + 3.85%), 03/15/36 (e),(v)	805	810,284
Series 2021-1440, Class F, 4.92% (1 Month LIBOR USD + 4.85%), 03/15/36 (e),(v)	2,586	2,602,468
Series 2008-C2, Class AM, 7.01%, 02/12/51	6,503	3,876,211
JP Morgan Mortgage Trust
Series 2021-INV1, Class AX1, 0.29%, 10/25/51 (e)	58,885	768,894
Series 2021-INV1, Class B5, 3.04%, 10/25/51 (e)	254	156,503
Series 2021-INV1, Class B6, 3.04%, 10/25/51 (e)	573	219,258
Last Mile Securities PE DAC
Series 2021-1A, Class E, 3.50% (3 Month EURIBOR + 3.50%), 08/17/31 (e),(u),(v)	1,962	2,329,065
Series 2021-1A, Class F, 5.00% (3 Month EURIBOR + 5.00%), 08/17/31 (e),(u),(v)	2,038	2,419,018
LoanCore Issuer Ltd.
Series 2021-CRE4, Class D, 2.62% (1 Month LIBOR USD + 2.50%), 07/15/35 (e),(v)	1,000	1,001,164
Morgan Stanley Capital I Trust
Series 2007-T25, Class AJ, 5.57%, 11/12/49	5,666	4,455,054
Series 2007-T27, Class AJ, 6.21%, 06/11/42	2,092	2,147,080
Radnor RE Ltd.
Series 2020-1, Class M1B, 1.54% (1 Month LIBOR USD + 1.45%), 01/25/30 (e),(u),(v)	1,781	1,784,616
Series 2021-1, Class M2, 3.16% (30 Day SOFR + 3.15%), 12/27/33 (e),(v)	1,443	1,443,000
Series 2019-1, Class M2, 3.29% (1 Month LIBOR USD + 3.20%), 02/25/29 (e),(v)	2,769	2,808,407

See Notes to Financial Statements.
2021 Semi-Annual Report5

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Ribbon Finance PLC
Series 2018-1, Class F, 3.24% (3 Month LIBOR GBP + 3.15%), 04/20/28 (u),(v)	$ 2,108	$ 2,729,061
SFO Commercial Mortgage Trust
Series 2021-555, Class F, 3.72% (1 Month LIBOR USD + 3.65%), 05/15/38 (e),(v)	1,000	1,005,884
SLIDE
Series 2018-FUN, Class E, 2.62% (1 Month LIBOR USD + 2.30%), 06/15/31 (e),(s),(v)	2,802	2,738,212
Taurus IT SRL
Series 2018-IT1, Class D, 3.35% (3 Month EURIBOR + 3.35%), 05/18/30 (u),(v)	887	993,853
Taurus UK DAC
Series 2021-UK1A, Class E, 3.70% (3 Month SONIA + 3.65%), 05/17/31 (e),(u),(v)	2,100	2,904,752
TRTX Issuer Ltd.
Series 2021-FL4, Class E, 4.43% (1 Month LIBOR USD + 4.35%), 03/15/38 (e),(s),(u),(v)	4,000	4,024,989
TTAN
Series 2021-MHC, Class G, 4.27% (1 Month LIBOR USD + 4.20%), 03/15/38 (e),(v)	5,000	5,019,164
VMC Finance LLC
Series 2021-FL4, Class D, 3.58% (1 Month LIBOR USD + 3.50%), 06/16/36 (e),(s),(v)	893	895,002
Series 2021-FL4, Class E, 4.03% (1 Month LIBOR USD + 3.95%), 06/16/36 (e),(v)	3,107	3,114,040
Total Commercial Mortgage-Backed Securities		114,445,740
Commercial Real Estate – 1.1%
111 Wall Street
Senior Mezzanine Loan, 9.33% (1 Month LIBOR USD + 9.25%, 0.50% Floor), 06/08/23 (Acquired 06/09/21, Cost $3,625,795) (f),(m),(v)	3,703	3,703,306
125 West End Office Mezz LLC
Mezzanine Loan, 11.00% (1 Month LIBOR USD + 10.50%, 0.50% Floor), 03/12/26 (Acquired 03/11/21, Cost $1,729,128) (f),(m),(v)	1,779	1,779,069
575 Lexington
Junior Mezzanine Loan, 10.50% (1 Month LIBOR USD + 10.00%, 0.50% Floor), 06/18/23 (Acquired 03/17/21, Cost $4,765,114) (f),(m),(v)	4,791	4,790,754
Total Commercial Real Estate		10,273,129
Interest-Only Securities – 0.3%
Government National Mortgage Association
Series 2010-132, Class IO, 0.41%, 11/16/52	205	4,050
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1, 0.27%, 06/25/45 (e)	51,353	381,740
Series 2014-5, Class AX4, 0.41%, 10/25/29 (e)	4,468	24,012
Vendee Mortgage Trust
Series 1997-2, Class IO, 0.00%, 06/15/27	3,442	4
Voyager CNTYW Delaware Trust
Series 2009-1, Class 3QB1, 24.42%, 03/16/30 (e),(v)	2,305	2,172,150
Total Interest-Only Securities		2,581,956
Other – 2.5%
GMACM Home Equity Loan Trust
Series 2005-HE3, Class A2, 0.59% (1 Month LIBOR USD + 0.50%), 02/25/36 (s),(v)	930	911,196
Series 2005-HE3, Class A1VN, 0.59% (1 Month LIBOR USD + 0.50%), 02/25/36 (s),(v)	833	811,553
Series 2007-HE2, Class A2, 6.05%, 12/25/37	646	663,616
Series 2007-HE2, Class A3, 6.19%, 12/25/37	1,245	1,281,418

See Notes to Financial Statements.
6Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3, 6.27%, 09/25/35 (e),(s)	$ 948	$ 982,351
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1, 6.63%, 04/15/40	6,308	6,684,096
Mid-State Capital Corporation Trust
Series 2004-1, Class M1, 6.50%, 08/15/37	1,417	1,460,553
Series 2004-1, Class M2, 8.11%, 08/15/37	1,168	1,268,037
Series 2004-1, Class B, 8.90%, 08/15/37	354	385,882
Mid-State Trust X
Series 10, Class B, 7.54%, 02/15/36	2,428	2,608,758
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4, 6.81%, 12/15/31	3,786	4,015,573
Series 2001-D, Class A4, 6.93%, 09/15/31	598	464,181
Tricon American Homes
Series 2020-SFR1, Class F, 4.88%, 07/17/38 (e)	1,539	1,639,152
Total Other		23,176,366
Residential Mortgage-Backed Securities – 25.3%
Alternative Loan Trust
Series 2007-OA3, Class 1A1, 0.23% (1 Month LIBOR USD + 0.14%), 04/25/47 (s),(v)	8,639	7,813,417
Series 2007-HY6, Class A1, 0.30% (1 Month LIBOR USD + 0.21%), 08/25/47 (s),(v)	2,744	2,618,112
Series 2007-2CB, Class 2A11, 0.49% (1 Month LIBOR USD + 0.40%), 03/25/37 (v)	2,867	1,347,443
Series 2005-10CB, Class 1A1, 0.59% (1 Month LIBOR USD + 0.50%), 05/25/35 (v)	1,781	1,447,358
Series 2007-16CB, Class 4A5, 0.59% (1 Month LIBOR USD + 0.50%), 08/25/37 (v)	5,095	3,900,190
Series 2005-59, Class 1A1, 0.75% (1 Month LIBOR USD + 0.66%), 11/20/35 (s),(v)	8,191	7,832,825
Series 2006-19CB, Class A9, 0.79% (1 Month LIBOR USD + 0.70%), 08/25/36 (v)	2,262	1,225,686
Series 2005-84, Class 2A1, 2.71%, 02/25/36 (v)	14,823	14,193,247
Series 2007-12T1, Class A22, 5.75%, 06/25/37	1,989	1,350,529
Series 2007-15CB, Class A5, 5.75%, 07/25/37	977	798,825
Series 2007-15CB, Class A2, 5.75%, 07/25/37	1,062	867,834
Series 2006-29T1, Class 2A5, 6.00%, 10/25/36	1,399	1,124,253
Series 2006-41CB, Class 2A14, 6.00%, 01/25/37	1,341	1,024,405
Series 2006-41CB, Class 2A17, 6.00%, 01/25/37	1,312	1,001,791
Series 2006-41CB, Class 1A7, 6.00%, 01/25/37	1,248	999,676
Series 2006-41CB, Class 2A12, 6.00%, 01/25/37	11,005	8,405,354
Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	2,287	1,704,410
Series 2006-29T1, Class 2A6, 6.50%, 10/25/36	2,196	1,839,387
Series 2006-23CB, Class 2A7, 28.03% (1 Month LIBOR USD + 28.40%), 08/25/36 (i),(v)	1,269	1,627,144
Series 2006-29T1, Class 3A3, 77.47% (1 Month LIBOR USD + 78.40%), 10/25/36 (i),(v)	659	1,942,887
Bellemeade Re Ltd.
Series 2019-4A, Class M1B, 2.09% (1 Month LIBOR USD + 2.00%), 10/25/29 (e),(v)	1,619	1,620,010
Series 2018-3A, Class M2, 2.84% (1 Month LIBOR USD + 2.75%), 10/25/28 (e),(v)	1,202	1,211,000
Series 2021-2A, Class M2, 2.91% (30 Day SOFR + 2.90%), 06/25/31 (e),(v)	1,408	1,405,364
Series 2019-4A, Class M2, 2.94% (1 Month LIBOR USD + 2.85%), 10/25/29 (e),(v)	3,798	3,844,302
Series 2018-1A, Class M2, 2.99% (1 Month LIBOR USD + 2.90%), 04/25/28 (e),(v)	5,948	6,017,914
Series 2020-3A, Class M1C, 3.79% (1 Month LIBOR USD + 3.70%), 10/25/30 (e),(v)	1,965	2,056,846
Chase Mortgage Finance Trust
Series 2005-A2, Class 3A2, 2.79%, 01/25/36 (v)	1,076	987,700
Series 2007-A1, Class 11M1, 3.07%, 03/25/37 (v)	2,718	2,733,008

See Notes to Financial Statements.
2021 Semi-Annual Report7

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
CHL Mortgage Pass-Through Trust
Series 2006-20, Class 1A18, 0.74% (1 Month LIBOR USD + 0.65%), 02/25/37 (v)	$ 4,318	$ 2,015,391
Series 2007-5, Class A29, 5.50%, 05/25/37	198	147,385
Series 2004-21, Class A10, 6.00%, 11/25/34	59	61,330
Series 2007-18, Class 1A1, 6.00%, 11/25/37	278	214,182
Citicorp Mortgage Securities Trust
Series 2006-5, Class 1A11, 0.99% (1 Month LIBOR USD + 0.90%), 10/25/36 (v)	437	375,810
Citigroup Mortgage Loan Trust
Series 2007-AR5, Class 1A2A, 3.10%, 04/25/37 (v)	729	705,540
Series 2009-8, Class 2A2, 6.10%, 04/25/37 (e)	5,793	5,052,855
Countrywide Asset-Backed Certificates
Series 2006-13, Class 1AF4, 4.12%, 01/25/37	2,713	2,750,395
Eagle Re Ltd.
Series 2018-1, Class M2, 3.09% (1 Month LIBOR USD + 3.00%), 11/25/28 (e),(s),(v)	4,346	4,373,172
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6, 0.74% (1 Month LIBOR USD + 0.65%), 11/25/35 (v)	1,452	644,139
GSAMP Trust
Series 2006-NC2, Class A2C, 0.39% (1 Month LIBOR USD + 0.30%), 06/25/36 (s),(v)	556	388,445
GSR Mortgage Loan Trust
Series 2007-1F, Class 4A1, 0.39% (1 Month LIBOR USD + 0.30%), 01/25/37 (v)	6,652	1,730,325
Series 2006-AR1, Class 2A4 , 2.93%, 01/25/36	3,482	3,536,278
Home Equity Asset Trust
Series 2006-7, Class 2A3, 0.39% (1 Month LIBOR USD + 0.30%), 01/25/37 (s),(v)	5,798	5,386,975
Home Re Ltd.
Series 2018-1, Class M2, 3.09% (1 Month LIBOR USD + 3.00%), 10/25/28 (e),(v)	1,579	1,596,613
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1, 3.04%, 03/25/37 (v)	975	925,068
Series 2007-AR3, Class 1A1, 3.05%, 07/25/37 (v)	2,156	2,055,379
JP Morgan Mortgage Trust
Series 2003-A1, Class B4, 2.04%, 10/25/33 (v)	104	100,955
Series 2003-A2, Class B4, 2.15%, 11/25/33 (v)	73	0
Series 2007-A2, Class 3A2, 2.97%, 04/25/37 (v)	5,680	5,043,388
MASTR Asset Backed Securities Trust
Series 2006-NC3, Class A3, 0.19% (1 Month LIBOR USD + 0.10%), 10/25/36 (s),(v)	3,160	2,041,617
Series 2006-NC3, Class A4, 0.25% (1 Month LIBOR USD + 0.16%), 10/25/36 (s),(v)	5,331	3,488,275
Series 2006-NC2, Class A4, 0.39% (1 Month LIBOR USD + 0.30%), 08/25/36 (s),(v)	8,683	4,511,943
Series 2006-NC2, Class A5, 0.57% (1 Month LIBOR USD + 0.48%), 08/25/36 (s),(v)	429	227,733
Mello Mortgage Capital Acceptance
Series 2021-INV1, Class AX1, 0.14%, 06/25/51 (e)	59,340	348,177
Series 2021-INV1, Class B4, 2.99%, 06/25/51 (e)	513	441,475
Series 2021-INV1, Class B5, 2.99%, 06/25/51 (e)	128	77,199
Series 2021-INV1, Class B6, 2.99%, 06/25/51 (e)	353	132,996
MFA Trust
Series 2021-INV1, Class B1, 3.29%, 01/25/56 (e)	700	715,383
NewRez Warehouse Securitization Trust
Series 2021-1, Class E, 3.34% (1 Month LIBOR USD + 3.25%), 05/25/55 (e),(v)	1,000	1,001,203
Nomura Resecuritization Trust
Series 2014-1R, Class 2A11, 0.33% (1 Month LIBOR USD + 0.13%), 02/26/37 (e),(v)	28,680	27,164,940
Series 2015-11R, Class 4A5, 2.85%, 06/26/37 (e),(v)	2,874	2,336,896

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Series 2015-1R, Class 3A7, 2.86%, 03/26/37 (e),(v)	$ 5,373	$ 4,236,488
Series 2015-1R, Class 4A7, 3.02%, 12/29/37 (e),(v)	2,256	1,932,213
Oaktown Re Ltd.
Series 2019-1A, Class M2, 2.64% (1 Month LIBOR USD + 2.55%), 07/25/29 (e),(v)	2,084	2,092,787
Series 2018-1A, Class M2, 2.94% (1 Month LIBOR USD + 2.85%), 07/25/28 (e),(v)	5,156	5,214,157
Series 2020-1A, Class M2, 7.09% (1 Month LIBOR USD + 7.00%), 07/25/30 (e),(v)	2,800	2,855,324
Option One Mortgage Loan Trust
Series 2007-FXD1, Class 3A6, 5.66%, 01/25/37 (s)	321	321,064
PRPM LLC
Series 2021-3, Class A1, 1.87%, 04/25/26 (e),(s)	644	647,264
Series 2021-1, Class A1, 2.12%, 01/25/26 (e)	1,616	1,619,186
Series 2021-2, Class A1, 2.12%, 03/25/26 (e)	2,051	2,054,597
Series 2020-6, Class A1, 2.36%, 11/25/25 (e),(s)	894	896,145
Series 2020-5, Class A1, 3.10%, 11/25/25 (e),(s)	1,945	1,958,167
Series 2021-1, Class A2, 3.72%, 01/25/26 (e)	2,000	2,003,692
Series 2021-5, Class A2, 3.72%, 06/25/26 (e),(s)	2,500	2,499,625
Series 2021-2, Class A2, 3.77%, 03/25/26 (e)	1,935	1,946,196
RALI Trust
Series 2007-QO3, Class A1, 0.41% (1 Month LIBOR USD + 0.32%), 03/25/47 (s),(v)	1,589	1,520,926
Series 2006-QO7, Class 2A1, 0.97% (12 Month U.S. Treasury Average + 0.85%), 09/25/46 (v)	6,895	6,534,461
Series 2006-QS3, Class 1A10, 6.00%, 03/25/36	2,339	2,313,461
Series 2006-QS14, Class A30, 80.06% (1 Month LIBOR USD + 81.25%), 11/25/36 (i),(v)	67	202,769
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1, 0.79% (1 Month LIBOR USD + 0.70%), 10/25/35 (v)	3,214	2,315,356
RFMSI Trust
Series 2007-S3, Class A15, 5.50%, 03/25/37	1,564	1,361,520
Seasoned Credit Risk Transfer Trust
Series 2021-1, Class M, 4.25%, 09/25/60 (e)	2,000	2,060,646
Securitized Asset Backed Receivables LLC Trust
Series 2007-NC1, Class A2B, 0.24% (1 Month LIBOR USD + 0.15%), 12/25/36 (s),(v)	3,991	2,815,662
Series 2006-NC3, Class A2B, 0.39% (1 Month LIBOR USD + 0.30%), 09/25/36 (s),(v)	6,055	2,926,640
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-HY5, Class 1A1, 2.65%, 05/25/37 (v)	2,319	2,269,161
Series 2007-HY3, Class 4A1, 2.83%, 03/25/37 (v)	7,962	7,757,348
Series 2007-HY5, Class 3A1, 2.92%, 05/25/37 (v)	929	923,873
Series 2007-HY1, Class 4A1, 3.03%, 05/25/37 (v)	6,659	6,594,725
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR5, Class 1A1, 2.62%, 04/25/36 (v)	2,131	2,144,354
Series 2006-AR1, Class 2A5, 2.75%, 03/25/36	1,684	1,560,655
Series 2006-AR12, Class 2A1, 3.09%, 09/25/36	1,344	1,300,282
Total Residential Mortgage-Backed Securities		237,411,123
Total SECURITIZED CREDIT (Cost $401,983,908)		387,888,314
CORPORATE CREDIT – 51.5%
Basic Industrial – 1.6%
Cascades, Inc., 5.38%, 01/15/28 (c),(e),(u)	2,290	2,407,363
Hexion, Inc., 7.88%, 07/15/27 (e),(r)	2,475	2,669,906

See Notes to Financial Statements.
2021 Semi-Annual Report9

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Mercer International, Inc., 5.13%, 02/01/29 (e),(r),(u)	$ 1,340	$ 1,378,860
Methanex Corp., 5.25%, 12/15/29 (u)	1,490	1,605,475
NOVA Chemicals Corp., 4.25%, 05/15/29 (e),(u)	2,665	2,697,606
Resolute Forest Products, Inc., 4.88%, 03/01/26 (e)	1,440	1,487,520
Tronox, Inc., 4.63%, 03/15/29 (e),(r)	2,845	2,876,949
Total Basic Industrial		15,123,679
Construction & Building Materials – 2.8%
Ashton Woods USA LLC, 6.63%, 01/15/28 (e)	3,470	3,695,550
Beazer Homes USA, Inc., 5.88%, 10/15/27	2,330	2,440,675
M/I Homes, Inc., 4.95%, 02/01/28 (c)	4,620	4,819,815
Meritage Homes Corp., 5.13%, 06/06/27 (c)	3,300	3,687,750
Shea Homes LP, 4.75%, 04/01/29 (e)	3,545	3,640,290
Standard Industries, Inc., 3.38%, 01/15/31 (e)	2,510	2,402,597
Taylor Morrison Communities, Inc., 5.88%, 06/15/27 (c),(e)	4,625	5,232,031
Total Construction & Building Materials		25,918,708
Diversified – 2.0%
Five Point Operating Company LP, 7.88%, 11/15/25 (c),(e)	4,750	5,016,950
Forestar Group, Inc., 5.00%, 03/01/28 (c),(e),(r)	5,965	6,173,775
The Howard Hughes Corp., 4.38%, 02/01/31 (e)	2,500	2,490,950
The Howard Hughes Corp., 5.38%, 08/01/28 (c),(e)	4,725	5,016,202
Total Diversified		18,697,877
Energy – 7.0%
Apache Corp., 4.25%, 01/15/30 (r)	4,860	5,127,300
Ascent Resources Utica Holdings LLC, 8.25%, 12/31/28 (e)	737	810,700
Baytex Energy Corp., 8.75%, 04/01/27 (e),(r),(u)	825	831,188
BP Capital Markets PLC, 4.88% (Fixed until 06/22/30, then 5 Year U.S. Treasury Yield Curve + 4.40%), Perpetual (r),(u),(v)	815	892,881
California Resources Corp., 7.13%, 02/01/26 (e)	3,447	3,627,347
Chesapeake Energy Corp., 5.50%, 02/01/26 (e),(r)	1,585	1,672,175
Comstock Resources, Inc., 6.75%, 03/01/29 (c),(e)	4,513	4,807,383
Continental Resources, Inc., 5.75%, 01/15/31 (e),(r)	3,059	3,664,070
Endeavor Energy Resources LP, 6.63%, 07/15/25 (c),(e)	3,285	3,514,950
EQT Corp., 8.50%, 02/01/30	2,331	3,037,083
Indigo Natural Resources LLC, 5.38%, 02/01/29 (e),(r)	4,205	4,394,225
MEG Energy Corp., 6.50%, 01/15/25 (e),(u)	1,450	1,501,286
MEG Energy Corp., 7.13%, 02/01/27 (e),(u)	1,470	1,566,028
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/27 (e)	1,640	1,621,960
Occidental Petroleum Corp., 3.50%, 08/15/29 (r)	11,300	11,300,000
Occidental Petroleum Corp., 8.88%, 07/15/30 (r)	7,222	9,658,631
Par Petroleum LLC, 7.75%, 12/15/25 (e)	1,515	1,522,772
Teine Energy Ltd., 6.88%, 04/15/29 (e),(u)	1,200	1,231,500
Transocean Proteus Ltd., 6.25%, 12/01/24 (e)	4,847	4,895,066
Total Energy		65,676,545
Financial Services – 0.8%
Ambac LSNI LLC, 6.00% (3 Month LIBOR USD + 5.00%), 02/12/23 (e),(u),(v)	7,312	7,312,107

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Health Facilities – 2.3%
CHS/Community Health Systems, Inc., 4.75%, 02/15/31 (e),(r)	$ 4,500	$ 4,505,625
HCA, Inc., 3.50%, 09/01/30 (c),(r)	7,055	7,516,185
Tenet Healthcare Corp., 4.63%, 06/15/28 (e),(r)	2,000	2,058,400
Tenet Healthcare Corp., 4.88%, 01/01/26 (c),(e),(r)	6,975	7,234,470
Total Health Facilities		21,314,680
Infrastructure Services – 0.4%
Terex Corp., 5.00%, 05/15/29 (e)	1,430	1,490,775
United Rentals North America, Inc., 5.50%, 05/15/27	2,450	2,597,000
Total Infrastructure Services		4,087,775
Leisure – 4.1%
Boyd Gaming Corp., 4.75%, 12/01/27	1,662	1,720,170
Caesars Resort Collection LLC, 5.25%, 10/15/25 (e)	2,590	2,626,765
Cedar Fair LP, 5.25%, 07/15/29 (r)	4,415	4,547,450
Churchill Downs, Inc., 4.75%, 01/15/28 (e),(r)	1,640	1,696,924
International Game Technology PLC, 5.25%, 01/15/29 (e),(r)	3,500	3,753,750
MGM Growth Properties Operating Partnership LP, 4.50%, 01/15/28 (c)	4,800	5,076,000
Park Intermediate Holdings LLC, 5.88%, 10/01/28 (e),(r)	3,450	3,673,836
Scientific Games International, Inc., 8.25%, 03/15/26 (e)	3,200	3,431,936
Station Casinos LLC, 4.50%, 02/15/28 (e),(r)	4,790	4,871,646
VICI Properties LP, 4.63%, 12/01/29 (e),(r)	6,950	7,384,375
Total Leisure		38,782,852
Media – 4.4%
Cable One, Inc., 4.00%, 11/15/30 (c),(e)	6,275	6,298,531
CCO Holdings LLC, 4.75%, 03/01/30 (c),(e),(r)	16,350	17,269,687
CSC Holdings LLC, 5.50%, 04/15/27 (c),(e),(r)	9,900	10,395,495
Videotron Ltd., 3.63%, 06/15/29 (e),(u)	2,425	2,461,375
Virgin Media Secured Finance PLC, 4.50%, 08/15/30 (e),(u)	4,675	4,710,063
Total Media		41,135,151
Metals & Mining – 1.2%
ArcelorMittal SA, 7.00%, 03/01/41 (u)	1,635	2,270,920
Cleveland-Cliffs, Inc., 6.75%, 03/15/26 (e)	2,000	2,157,500
First Quantum Minerals Ltd., 7.50%, 04/01/25 (e),(u)	1,200	1,245,000
Freeport-McMoRan, Inc., 4.38%, 08/01/28 (r)	4,500	4,753,125
Hudbay Minerals, Inc., 4.50%, 04/01/26 (e),(u)	1,160	1,164,350
Total Metals & Mining		11,590,895
Oil Gas Transportation & Distribution – 10.6%
Antero Midstream Partners LP, 5.38%, 06/15/29 (c),(e)	4,400	4,587,000
Blue Racer Midstream LLC, 6.63%, 07/15/26 (e)	1,220	1,274,900
Buckeye Partners LP, 4.13%, 12/01/27 (c)	2,750	2,791,250
Buckeye Partners LP, 6.38% (3 Month LIBOR USD + 4.02%), 01/22/78 (v)	1,260	1,146,600
Cheniere Energy, Inc., 4.63%, 10/15/28 (e),(r)	2,446	2,580,530
Crestwood Midstream Partners LP, 6.00%, 02/01/29 (e)	2,500	2,618,750
DCP Midstream LP, 7.38% (Fixed until 12/15/22, then 3 Month LIBOR USD + 5.15%), Perpetual (v)	875	857,500
DCP Midstream Operating LP, 5.38%, 07/15/25 (r)	3,200	3,563,840

See Notes to Financial Statements.
2021 Semi-Annual Report11

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
DT Midstream, Inc., 4.13%, 06/15/29 (e)	$ 4,420	$ 4,487,759
Energy Transfer LP, 3.19% (3 Month LIBOR USD + 3.02%), 11/01/66 (v)	6,500	5,221,742
Energy Transfer LP, 6.75%, 11/15/65 (c)	5,349	5,304,550
Energy Transfer LP, 7.13%, 11/15/65	3,437	3,548,703
EnLink Midstream LLC, 5.38%, 06/01/29 (r)	4,555	4,753,689
EnLink Midstream Partners LP, 6.00% (Fixed until 12/15/22, then 3 Month LIBOR USD + 4.11%), Perpetual (v)	2,825	2,175,250
EQM Midstream Partners LP, 4.50%, 01/15/29 (e),(r)	5,115	5,203,887
Ferrellgas LP, 5.38%, 04/01/26 (e)	1,875	1,858,594
Genesis Energy LP, 6.50%, 10/01/25 (c),(r)	3,665	3,697,069
Genesis Energy LP, 8.00%, 01/15/27 (r)	674	708,121
Global Partners LP, 7.00%, 08/01/27 (c)	2,750	2,915,000
Holly Energy Partners LP, 5.00%, 02/01/28 (c),(e)	7,052	7,210,670
MPLX LP, 6.88% (Fixed until 02/15/23, then 3 Month LIBOR USD + 4.65%), Perpetual (c),(v)	6,000	6,111,600
NuStar Logistics LP, 5.75%, 10/01/25	2,052	2,231,550
Parkland Corp., 4.50%, 10/01/29 (e),(u)	3,247	3,299,569
Plains All American Pipeline LP, 6.13% (Fixed until 11/15/22, then 3 Month LIBOR USD + 4.11%), Perpetual (c),(v)	2,080	1,837,056
Suburban Propane Partners LP, 5.00%, 06/01/31 (e)	3,389	3,469,489
Sunoco LP, 4.50%, 05/15/29 (e)	1,231	1,252,542
Tallgrass Energy Partners LP, 6.00%, 12/31/30 (e),(r)	3,842	3,994,220
TransCanada PipeLines Ltd., 2.37% (3 Month LIBOR USD + 2.21%), 05/15/67 (u),(v)	6,215	5,542,537
Western Midstream Operating LP, 4.75%, 08/15/28 (r)	5,000	5,400,000
Total Oil Gas Transportation & Distribution		99,643,967
Real Estate – 3.5%
EPR Properties, 3.75%, 08/15/29 (c)	4,990	5,003,162
Iron Mountain, Inc., 4.88%, 09/15/29 (e)	4,750	4,902,950
iStar, Inc., 5.50%, 02/15/26 (c)	8,255	8,647,112
RLJ Lodging Trust LP, 3.75%, 07/01/26 (e)	4,620	4,666,200
Starwood Property Trust, Inc., 4.75%, 03/15/25 (c),(r)	8,700	9,048,000
Total Real Estate		32,267,424
Telecommunication Services – 6.3%
Altice France SA, 5.50%, 01/15/28 (c),(e),(u)	5,800	6,018,660
Cablevision Lightpath LLC, 5.63%, 09/15/28 (e),(r)	5,025	5,125,500
Cogent Communications Group, Inc., 3.50%, 05/01/26 (e),(r)	3,390	3,466,275
Consolidated Communications, Inc., 6.50%, 10/01/28 (c),(e)	4,895	5,265,796
Frontier Communications Holdings LLC, 5.00%, 05/01/28 (e),(r)	2,440	2,522,545
Level 3 Financing, Inc., 4.63%, 09/15/27 (c),(e)	9,500	9,860,240
SBA Communications Corp., 3.88%, 02/15/27 (r)	4,875	5,006,162
T-Mobile USA, Inc., 4.75%, 02/01/28 (c),(r)	13,610	14,579,713
Vodafone Group PLC, 7.00% (5 Year Swap Rate USD + 4.87%), 04/04/79 (u),(v)	875	1,061,026
Windstream Escrow LLC, 7.75%, 08/15/28 (e)	3,465	3,568,950
Zayo Group Holdings, Inc., 4.00%, 03/01/27 (e)	2,300	2,284,176
Total Telecommunication Services		58,759,043
Utility – 4.5%
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28 (e),(u)	692	705,010

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Calpine Corp., 5.13%, 03/15/28 (e),(r)	$ 5,990	$ 6,102,312
CenterPoint Energy, Inc., 6.13% (Fixed until 09/01/23, then 3 Month LIBOR USD + 3.27%), Perpetual (v)	580	616,250
Clearway Energy Operating LLC, 3.75%, 02/15/31 (e)	3,297	3,280,515
CMS Energy Corp., 4.75% (5 Year U.S. Treasury Yield Curve + 4.12%), 06/01/50 (v)	940	1,047,512
Dominion Energy, Inc., 4.65% (Fixed until 12/15/24, then 5 Year U.S. Treasury Yield Curve + 2.99%), Perpetual (v)	635	674,688
Duke Energy Corp., 4.88% (Fixed until 09/16/24, then 5 Year U.S. Treasury Yield Curve + 3.39%), Perpetual (v)	610	648,125
Emera, Inc., 6.75% (3 Month LIBOR USD + 5.44%), 06/15/76 (c),(r),(u),(v)	7,050	8,257,313
NextEra Energy Capital Holdings, Inc., 2.24% (3 Month LIBOR USD + 2.13%), 06/15/67 (c),(v)	2,464	2,296,152
NRG Energy, Inc., 3.63%, 02/15/31 (e),(r)	2,393	2,351,601
NRG Energy, Inc., 6.63%, 01/15/27 (r)	3,335	3,452,459
Pattern Energy Operations LP, 4.50%, 08/15/28 (e),(r)	3,500	3,623,200
PPL Capital Funding, Inc., 2.81% (3 Month LIBOR USD + 2.67%), 03/30/67 (v)	900	884,250
Sempra Energy, 4.88% (Fixed until 06/15/22, then 5 Year U.S. Treasury Yield Curve + 4.55%), perpetual (c),(v)	5,370	5,826,450
Talen Energy Supply LLC, 6.63%, 01/15/28 (e),(r)	1,325	1,212,375
WEC Energy Group, Inc., 2.27% (3 Month LIBOR USD + 2.11%), 05/15/67 (v)	675	619,792
Total Utility		41,598,004
Total CORPORATE CREDIT (Cost $460,895,770)		481,908,707
TERM LOANS – 1.5%
Buckeye Partners LP, 2.34%, 11/02/26 (Acquired 10/16/19, Cost $1,965,200) (p),(t)	1,975	1,960,262
Frontier Communications Holdings LLC, 4.50% (1 Month LIBOR + 3.75%), 10/08/21 (Acquired 11/20/20, Cost $4,990,407) (p),(t),(v)	4,988	4,987,500
Pacific Gas and Electric Company, 3.50% (1 Month LIBOR + 2.25%), 06/23/25 (Acquired 02/03/21, Cost $2,505,244) (p),(t),(v)	2,487	2,451,693
Vistra Energy Corp., 0.00%, 12/31/25 (Acquired 10/07/16, Cost $0) (p),(t)	26	304
Zayo Group Holdings, Inc., 3.09% (1 Month LIBOR + 3.00%), 03/09/27 (Acquired 02/21/20-02/24/20, Cost $4,450,197) (p),(t),(v)	4,454	4,404,197
Total TERM LOANS (Cost $13,911,048)		13,803,956

	Shares	Value
PREFERRED STOCKS – 0.5%
Oil Gas Transportation & Distribution – 0.3%
Crestwood Equity Partners LP, 9.25%	107,900	$ 1,012,102
Global Partners LP, Series B, 9.50%	23,600	645,460
NuStar Energy LP, Series B, 7.63% (Fixed until 06/15/22, then 3 Month LIBOR USD + 5.64%) (v)	39,000	862,290
Total Oil Gas Transportation & Distribution		2,519,852
Pipelines – 0.0%
Enbridge, Inc., Series B, 6.38% (3 Month LIBOR USD + 3.59%) (u),(v)	15,600	422,604
Telecommunication Services – 0.1%
AT&T, Inc., Series C, 4.75%	19,500	518,505

See Notes to Financial Statements.
2021 Semi-Annual Report13

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Shares	Value
Utility – 0.1%
SCE Trust V, Series K, 5.45% (Fixed until 03/15/26, then 3 Month LIBOR USD + 3.79%)	40,700	$ 1,017,093
Total PREFERRED STOCKS (Cost $4,184,289)		4,478,054
CONVERTIBLE PREFERRED STOCK – 1.1%
Oil Gas Transportation & Distribution – 1.1%
Targa Resources Corp., Series A, 9.50% (Acquired 05/06/21, Cost $10,600,000) (p)	10,000	10,827,516
Total CONVERTIBLE PREFERRED STOCK (Cost $10,600,000)		10,827,516
COMMON STOCKS – 44.4%
Airports – 2.0%
Fraport AG Frankfurt Airport Services Worldwide (c),(n),(u)	72,600	4,947,538
Grupo Aeroportuario del Pacifico SAB de CV (c),(u)	459,226	4,916,625
Sydney Airport (c),(n),(u)	2,099,473	9,109,663
Total Airports		18,973,826
Communications – 2.4%
Cellnex Telecom SA (c),(e),(u)	82,804	5,281,334
China Tower Corporation Ltd. (e),(u)	14,593,500	2,009,583
Crown Castle International Corp. (c)	61,500	11,998,650
SBA Communications Corp. (c)	8,600	2,740,820
Total Communications		22,030,387
Datacenters – 0.3%
CyrusOne, Inc. (c)	41,080	2,938,042
Diversified – 2.0%
City Developments Ltd. (u)	273,096	1,483,071
Hufvudstaden AB (c),(u)	180,178	3,063,453
Merlin Properties Socimi SA (c),(u)	434,984	4,500,712
Mirvac Group (c),(u)	820,600	1,789,203
Sun Hung Kai Properties Ltd. (u)	294,899	4,382,774
Swire Properties Ltd. (u)	1,242,875	3,702,124
Total Diversified		18,921,337
Electricity Transmission & Distribution – 3.0%
CenterPoint Energy, Inc. (c)	134,200	3,290,584
National Grid PLC (c),(u)	739,176	9,402,063
PG&E Corp. (c),(n)	701,424	7,133,482
Sempra Energy (c)	59,683	7,906,804
Total Electricity Transmission & Distribution		27,732,933
Gas Utilities – 0.8%
China Gas Holdings Ltd. (u)	780,160	2,376,600
NiSource, Inc. (c)	192,711	4,721,419
Total Gas Utilities		7,098,019
Healthcare – 1.4%
Healthpeak Properties, Inc. (c)	108,400	3,608,636
Physicians Realty Trust (c)	98,500	1,819,295
Welltower, Inc. (c)	87,935	7,307,399
Total Healthcare		12,735,330

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Shares	Value
COMMON STOCKS (continued)
Hotel – 1.6%
Accor SA (c),(n),(u)	43,100	$ 1,612,093
Invincible Investment Corp. (c),(u)	4,284	1,648,023
Japan Hotel REIT Investment Corp. (c),(u)	3,842	2,300,210
Melia Hotels International SA (c),(n),(u)	129,039	957,005
Park Hotels & Resorts, Inc. (c),(n)	239,000	4,925,790
Pebblebrook Hotel Trust (c)	130,747	3,079,092
Total Hotel		14,522,213
Industrial – 2.1%
Americold Realty Trust	31,136	1,178,497
LaSalle Logiport REIT (c),(u)	2,080	3,512,381
Mitsui Fudosan Logistics Park, Inc. (c),(u)	437	2,327,228
Prologis, Inc. (c)	93,875	11,220,879
Rexford Industrial Realty, Inc. (c)	535	30,468
Tritax EuroBox PLC (c),(e),(u)	887,581	1,323,557
Total Industrial		19,593,010
Manufactured Homes – 0.3%
Sun Communities, Inc. (c)	15,996	2,741,714
Midstream – 2.6%
Cheniere Energy, Inc. (c),(n)	71,157	6,172,158
Equitrans Midstream Corp. (c)	205,488	1,748,703
Keyera Corp. (c),(u)	120,270	3,231,844
ONEOK, Inc. (c)	91,900	5,113,316
Targa Resources Corp. (c)	146,283	6,502,279
The Williams Companies, Inc. (c)	64,505	1,712,608
Total Midstream		24,480,908
Net Lease – 1.1%
Agree Realty Corp. (c)	38,200	2,692,718
EPR Properties (n)	22,384	1,179,189
National Retail Properties, Inc. (c)	44,960	2,107,725
VICI Properties, Inc. (c)	70,092	2,174,254
WP Carey, Inc. (c)	32,800	2,447,536
Total Net Lease		10,601,422
Office – 4.1%
Alexandria Real Estate Equities, Inc. (c)	9,900	1,801,206
Allied Properties Real Estate Investment Trust (c),(u)	76,541	2,781,681
alstria office REIT-AG (c),(u)	99,100	1,830,991
Covivio (c),(u)	42,286	3,619,981
Derwent London PLC (c),(u)	56,989	2,614,029
Dexus (c),(u)	565,450	4,507,615
Douglas Emmett, Inc. (c)	89,078	2,994,802
Gecina SA (c),(u)	30,829	4,723,354
Highwoods Properties, Inc. (c)	116,300	5,253,271
Keppel REIT (u)	1,550,990	1,364,483
Mitsui Fudosan Company Ltd. (c),(u)	184,013	4,255,056
SL Green Realty Corp. (c)	34,274	2,741,920
Total Office		38,488,389

See Notes to Financial Statements.
2021 Semi-Annual Report15

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Shares	Value
COMMON STOCKS (continued)
Pipeline (MLP) – 1.0%
Energy Transfer LP (c)	169,016	$ 1,796,640
Enterprise Products Partners LP (c)	74,017	1,786,030
MPLX LP (c)	59,022	1,747,642
Plains All American Pipeline LP (c)	158,065	1,795,618
Thunderbird Resources Equity, Inc. (f),(n)	11	11
Western Midstream Partners LP	81,776	1,751,642
Total Pipeline (MLP)		8,877,583
Pipelines – 1.7%
Enbridge, Inc. (u)	275,100	11,014,209
Enbridge, Inc. (c),(u)	43,775	1,752,751
Kinder Morgan, Inc. (c)	97,648	1,780,123
Pembina Pipeline Corp. (c),(u)	54,290	1,724,793
Total Pipelines		16,271,876
Rail – 2.4%
Canadian Pacific Railway Ltd. (u)	68,900	5,298,119
CSX Corp.	215,700	6,919,656
East Japan Railway Co. (c),(u)	72,000	5,134,611
MTR Corporation Ltd. (u)	328,176	1,827,283
Rumo SA (c),(n),(u)	943,896	3,643,653
Total Rail		22,823,322
Renewables/Electric Generation – 6.3%
Ameren Corp. (c)	3,574	286,063
American Electric Power Company, Inc.	65,302	5,523,896
CMS Energy Corp. (c)	83,073	4,907,953
Duke Energy Corp. (c)	60,146	5,937,613
Engie SA (c),(u)	304,100	4,169,986
Entergy Corp. (c)	55,855	5,568,744
Evergy, Inc. (c)	72,800	4,399,304
FirstEnergy Corp. (c)	184,500	6,865,245
Hera SpA (c),(u)	638,200	2,638,398
NextEra Energy, Inc. (c)	192,600	14,113,728
RWE Ag (c),(u)	120,685	4,375,690
Vistra Corp. (c)	25,848	479,480
Total Renewables/Electric Generation		59,266,100
Residential – 2.7%
American Homes 4 Rent (c)	48,201	1,872,609
Camden Property Trust (c)	36,666	4,864,478
Essex Property Trust, Inc. (c)	16,658	4,997,567
InterRent Real Estate Investment Trust (c),(u)	246,136	3,347,736
Invitation Homes, Inc. (c)	99,400	3,706,626
Mid-America Apartment Communities, Inc. (c)	26,031	4,384,141
The UNITE Group PLC (c),(u)	157,315	2,338,208
Total Residential		25,511,365
Retail – 2.9%
Capital & Counties Properties PLC (c),(n),(u)	1,108,351	2,476,188
Federal Realty Investment Trust (c)	13,700	1,605,229

See Notes to Financial Statements.
16Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

	Shares	Value
COMMON STOCKS (continued)
Frontier Real Estate Investment Corp. (c),(u)	481	$ 2,246,252
Hammerson PLC (c),(u)	4,569,462	2,352,289
Regency Centers Corp. (c)	41,200	2,639,684
Shaftesbury PLC (c),(u)	312,588	2,459,215
Simon Property Group, Inc. (c)	37,637	4,910,876
Unibail-Rodamco-Westfield (c),(n),(u)	42,009	3,642,003
Wharf Real Estate Investment Company Ltd. (u)	888,909	5,167,268
Total Retail		27,499,004
Self Storage – 0.1%
Extra Space Storage, Inc.	5,000	819,100
Specialty – 0.2%
Outfront Media, Inc. (c),(n)	75,995	1,826,160
Toll Roads – 2.2%
Atlantia SpA (c),(n),(u)	341,778	6,205,993
Ferrovial SA (c),(u)	115,732	3,401,171
Getlink SE (c),(u)	161,800	2,526,850
Promotora y Operadora de Infraestructura SAB de CV (u)	273,752	2,185,869
Transurban Group (c),(u)	621,695	6,630,441
Total Toll Roads		20,950,324
Water – 1.2%
Aguas Andinas SA (u)	7,600,427	1,562,745
American Water Works Company, Inc. (c)	29,100	4,485,183
Guangdong Investment Ltd. (u)	1,179,300	1,693,845
United Utilities Group PLC (c),(u)	255,700	3,451,233
Total Water		11,193,006
Total COMMON STOCKS (Cost $362,476,405)		415,895,370
MONEY MARKET FUND – 1.5%
First American Treasury Obligations Fund, Class X, 0.01% (y)	13,913,459	13,913,459
Total MONEY MARKET FUND (Cost $13,913,459)		13,913,459
Total Investments – 142.1% (Cost $1,269,974,046)		1,330,866,567
Liabilities in Excess of Other Assets – (42.1)%		(394,501,609)
TOTAL NET ASSETS – 100.0%		$ 936,364,958

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LIBOR — London Interbank Offered Rate
USD — United States Dollar
GBP — British Pound Sterling
EURIBOR — Euro Interbank Offered Rate
SONIA — Sterling Overnight Index Average
LLC — Limited Liability Company
SOFR — Secured Overnight Financing Rate
LP — Limited Partnership
MLP — Master Limited Partnership

See Notes to Financial Statements.
2021 Semi-Annual Report17

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2021

(c)	— All or a portion of this security is pledged as collateral for credit facility. As of June 30, 2021, the total value of the collateral was $495,462,075.
(e)	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the total value of all such securities was $486,862,247 or 52.0% of net assets.
(f)	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2021, the total value of all such securities was $13,205,039 or 1.4% of net assets.
(i)	— Security is an inverse floating rate bond. Reference interest rates are typically based on a negative multiplier or slope.
(m)	— Mezzanine Loans are direct origination loans. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage. As of June 30, 2021, the total value of all such securities was $10,273,129 or 1.1% of net assets.
(n)	— Non-income producing security.
(p)	— Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of June 30, 2021, the total value of all such securities was $27,563,371 or 2.9% of net assets.
(r)	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements. As of June 30, 2021, the total value of the collateral was $139,763,354.
(s)	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of June 30, 2021.
(t)	— Term loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of term loans may be substantially less than the stated maturities shown.
(u)	— Foreign security or a U.S. security of a foreign company.
(v)	— Variable rate security – Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(y)	— The rate quoted is the annualized seven-day yield as of June 30, 2021.
Forward Currency Contracts:
All forward currency contracts were entered into with State Street Bank & Trust Company as the counterparty. As of June 30, 2021, the following forward currency contracts were outstanding:
Settlement Date	Currency to be Delivered		U.S. $ Value at June 30, 2021	Currency to be Received		Unrealized Appreciation
07/21/21	4,850,600	Euros	$5,754,175	5,843,376	U.S. Dollars	$ 89,201
07/21/21	4,762,912	British Pounds	6,588,941	6,647,121	U.S. Dollars	58,180
					Total	$147,381
Financial Futures Contracts:
As of June 30, 2021, the following futures contracts were outstanding:
Contracts	Type	Expiration Date	Value at June 30, 2021	Unrealized Depreciation
(330)	10 Year U.S. Treasury Note	September 2021	$(43,725,000)	$(150,924)

See Notes to Financial Statements.
18Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Assets and Liabilities (Unaudited)
June 30, 2021

Assets:
Investments in securities, at value (cost $1,269,974,046)	$1,330,866,567
Cash	9,076,121
Cash on deposit with brokers for futures contracts	503,250
Interest and dividends receivable	9,438,235
Receivable for investments sold	1,470,754
Receivable for fund shares sold	1,356,644
Receivable for open forward currency contracts (Note 3)	147,381
Deferred offering costs (Note 8)	137,198
Prepaid expenses	175,255
Total assets	1,353,171,405
Liabilities:
Payable for credit facility (Note 7)	300,000,000
Reverse repurchase agreements (Note 7)	106,845,527
Interest payable for credit facility and reverse repurchase agreements (Note 7)	264,739
Payable for investments purchased	8,140,068
Payable for variation margin (Note 3)	77,342
Investment advisory fee payable (Note 5)	1,095,805
Administration fee payable (Note 5)	164,371
Directors' fees payable	29,212
Accrued expenses	189,383
Total liabilities	416,806,447
Commitments and contingencies (Note 11)
Net Assets	$ 936,364,958
Composition of Net Assets:
Paid-in capital	1,045,628,324
Accumulated losses	(109,263,366)
Net Assets	$ 936,364,958
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	45,862,638
Net asset value per share	$ 20.42

See Notes to Financial Statements.
2021 Semi-Annual Report19

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2021

Investment Income (Note 2):
Interest	$22,695,715
Dividends and distributions (net of foreign withholding tax of $250,299)	5,876,278
Less return of capital distributions	(1,360,435)
Total investment income	27,211,558
Expenses:
Investment advisory fees (Note 5)	6,245,956
Administration fees (Note 5)	936,893
Directors' fees	154,183
Reports to shareholders	148,826
Custodian fees	116,673
Legal fees	83,935
Fund accounting fees	78,512
Miscellaneous	77,690
Audit and tax services	45,735
Insurance	45,281
Registration fees	36,933
Transfer agent fees	32,880
Total operating expenses	8,003,497
Interest expense on credit facility and reverse repurchase agreements (Note 7)	1,445,854
Total expenses	9,449,351
Net investment income	17,762,207
Net realized gain (loss) on:
Investment transactions	48,618,919
Foreign currency transactions	(26,808)
Forward currency contracts	(135,221)
Net realized gain	48,456,890
Net change in unrealized appreciation (depreciation) on:
Investments	1,711,382
Foreign currency translations	(28,098)
Forward currency contracts	147,381
Futures contracts	(150,924)
Net change in unrealized appreciation	1,679,741
Net realized and unrealized gain	50,136,631
Net increase in net assets resulting from operations	$67,898,838

See Notes to Financial Statements.
20Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 17,762,207	$ 34,351,466
Net realized gain (loss)	48,456,890	(77,781,902)
Net change in unrealized appreciation	1,679,741	6,386,479
Net increase (decrease) in net assets resulting from operations	67,898,838	(37,043,957)
Distributions to Shareholders:
Distributable earnings	(52,823,863)	(29,196,590)
Return of capital	—	(73,374,769)
Total distributions paid	(52,823,863)	(102,571,359)
Capital Share Transactions:
Shares issued in the Reorganization (Note 9)	—	188,069,932
Proceeds from shares sold, net of offering costs (Note 8)	42,454,791	—
Reinvestment of distributions	247,021	—
Shares repurchased (Note 8)	—	(16,295,823)
Net increase in net assets from capital share transactions	42,701,812	171,774,109
Total increase in net assets	57,776,787	32,158,793
Net Assets:
Beginning of period	878,588,171	846,429,378
End of period	$936,364,958	$ 878,588,171
Share Transactions:
Shares issued in the Reorganization (Note 9)	—	8,425,476
Shares sold (Note 8)	1,960,297	—
Shares reinvested	12,028	—
Shares repurchased (Note 8)	—	(1,002,220)
Net increase in shares outstanding	1,972,325	7,423,256

See Notes to Financial Statements.
2021 Semi-Annual Report21

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended June 30, 2021

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 67,898,838
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments and principal payups	(597,213,937)
Proceeds from disposition of long-term portfolio investments and principal paydowns	513,901,453
Net purchases and sales of short-term portfolio investments	(11,207,302)
Return of capital distributions from portfolio investments	1,360,435
Increase in interest and dividends receivable	(450,000)
Increase in receivable for investments sold	(1,448,343)
Increase in receivable for fund shares sold	(1,356,644)
Increase in receivable for open forward currency contracts	(147,381)
Increase in deferred offering costs	(137,198)
Increase in prepaid expenses	(172,860)
Increase in interest payable for credit facility and reverse repurchase agreements	11,689
Increase in payable for investments purchased	7,353,462
Increase in payable for variation margin	77,342
Increase in investment advisory fees payable	93,796
Increase in administration fees payable	14,070
Increase in directors' fees payable	3,219
Decrease in accrued expenses	(59,228)
Net amortization on investments and paydown gains or losses on investments	(3,441,415)
Net change in unrealized appreciation (depreciation) on investments	(1,711,382)
Net realized gain on investment transactions	(48,618,919)
Net cash used for operating activities	(75,250,305)
Cash flows provided by financing activities:
Net cash provided by credit facility	49,000,000
Net cash provided by reverse repurchase agreements	40,264,586
Net cash provided by proceeds from shares sold, net of offering costs	42,454,791
Distributions paid to shareholders, net of reinvestments	(52,576,842)
Net cash provided by financing activities	79,142,535
Net increase in cash	3,892,230
Cash at beginning of period (1)	5,687,141
Cash at end of period (2)	$ 9,579,371
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and reverse repurchase agreements for the six months ended June 30, 2021, totaled $1,434,165.
(1) Includes cash on deposit with brokers for reverse repurchase agreements.
(2) Includes cash on deposit with brokers for futures contracts.

See Notes to Financial Statements.
22Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Financial Highlights

	For the Six Months Ended June 30, 2021	For the Year Ended December 31,				For the Period from December 5, 2016[1] to December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$ 20.02	$ 23.21	$ 22.07	$ 25.15	$ 25.14	$ 25.00
Net investment income[2]	0.40	0.80	1.10	1.52	1.74	0.15
Net realized and change in unrealized gain (loss)	1.19	(1.60)	2.43	(2.21)	0.66	0.19
Net increase (decrease) in net asset value resulting from operations	1.59	(0.80)	3.53	(0.69)	2.40	0.34
Distributions from net investment income	(1.19)	(0.68)	(1.30)	(1.53)	(1.84)	(0.15)
Return of capital distributions	—	(1.71)	(1.09)	(0.86)	(0.55)	(0.05)
Total distributions paid*	(1.19)	(2.39)	(2.39)	(2.39)	(2.39)	(0.20)
Net asset value, end of period	$ 20.42	$ 20.02	$ 23.21	$ 22.07	$ 25.15	$ 25.14
Market price, end of period	$ 21.90	$ 17.83	$ 21.35	$ 19.07	$ 23.37	$ 22.31
Total Investment Return based on Net Asset Value#	8.21% [5]	-2.51%	16.42%	-3.08%	9.88%	1.36% [5]
Total Investment Return based on Market Price†	30.34% [5]	-4.16%	24.79%	-9.12%	15.94%	0.50% [3,5]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$936,365	$878,588	$846,429	$805,294	$917,653	$917,593
Operating expenses excluding interest expense[8]	1.81% [6]	1.77%	1.61%	1.63%	1.60%	1.70% [6]
Interest expense	0.33% [6]	0.47%	0.93%	0.93%	0.58%	0.60% [6]
Total expenses[8]	2.14% [6]	2.24%	2.54%	2.56%	2.18%	2.30% [6]
Net expenses, including fee waivers and reimbursement and excluding interest expense[8]	1.81% [6]	1.77%	1.61%	1.08%	1.03%	1.03% [6]
Net expenses including waivers and reimbursement[8]	2.14% [6]	2.24%	2.54%	2.00%	1.61%	1.63% [6]
Net investment income	4.01% [6]	4.08%	4.69%	6.31%	6.84%	8.13% [6]
Net investment income, excluding the effect of fee waivers and reimbursement[8]	4.01% [6]	4.08%	4.69%	5.76%	6.27%	7.46% [6]
Portfolio turnover rate	42% [5]	87%	46%	35%	43%	15% [4,5]
Credit facility and reverse repurchase agreements, end of period (000s)	$406,846	$317,581	$242,192	$280,800	$259,395	$302,682
Asset coverage per $1,000 unit of senior indebtedness[7]	$ 3,302	$ 3,767	$ 4,495	$ 3,868	$ 4,538	$ 4,032

*	Distributions for annual periods determined in accordance with federal income tax regulations.
#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for dividends declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange ("NYSE") market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for dividends declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price. Total investment return excludes the effect of broker commissions.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.
[4]	For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.
[5]	Not annualized.
[6]	Annualized.
[7]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[8]	The operating expenses limitation agreement expired pursuant to its terms on December 4, 2018.

See Notes to Financial Statements.
2021 Semi-Annual Report23

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited)
June 30, 2021

1.Organization
Brookfield Real Assets Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol “RA." The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.
Brookfield Public Securities Group LLC (“PSG” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
On October 28, 2019, the Board of Directors of each of Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) and Brookfield Real Assets Income Fund Inc. (NYSE: RA) approved the proposed reorganization (the “Reorganization”) of INF into RA. At a joint special meeting of shareholders (the “Special Meeting”) held on January 24, 2020, the shareholders of RA approved the issuance of additional shares of common stock to effect the proposed Reorganization. The Special Meeting was adjourned with respect to the proposal to reorganize INF into RA until February 7, 2020. At the Special Meeting that reconvened on February 7, 2020, the shareholders of INF approved the Reorganization. As a result of the Reorganization, common shareholders of INF received the number of RA common shares corresponding to his or her proportionate interest in the common shares of INF, less the costs of the Reorganization, as of the close of trading of the New York Stock Exchange on March 6, 2020. Details of the Reorganization are further described in Note 9 – Fund Reorganization.
The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurances can be given that the Fund’s investment objective will be achieved.
The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, “Real Asset Companies and Issuers”).
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). The Fund may change the 80% Policy without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
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Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.
Securities for which market prices are not readily available cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2021:
	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 2,151,191	$ —	$ 2,151,191
Securitized Credit	—	374,683,286	13,205,028	387,888,314
Corporate Credit	—	481,908,707	—	481,908,707
Term Loans	—	13,803,956	—	13,803,956
Preferred Stocks	4,478,054	—		4,478,054
Convertible Preferred Stock	—	10,827,516	—	10,827,516
Common Stocks	269,350,249	146,545,110	11	415,895,370
Money Market Fund	13,913,459	—	—	13,913,459
Total Investments	$ 287,741,762	$ 1,029,919,766	$ 13,205,039	$ 1,330,866,567

Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Forward currency contracts	$ —	$ 147,381	$ —	$ 147,381
Futures contracts	—	(150,924)	—	(150,924)
Total	$ —	$ (3,543)	$ —	$ (3,543)

(1) Other financial instruments include forward currency contracts and futures contracts which are reflected at the net unrealized appreciation (depreciation) on the instruments.
The fair value of the Fund’s credit facility and reverse repurchase agreements, which qualify as financial instruments under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $300,000,000 for the credit facility and $106,845,527 for the reverse repurchase agreements presented in the Statement of Assets and Liabilities. As of June 30, 2021, these financial instruments are categorized as Level 2 within the disclosure hierarchy.
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Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value the Level 3 investments as of June 30, 2021.
	Quantitative Information about Level 3 Fair Value Measurements
	Value as of June 30, 2021	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Securitized Credit
Class B Notes	$ 2,931,899	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.6%-19.0% (14.8%)	Decrease
Commercial Real Estate	10,273,129	Asset-Based Approach	Model Price	Purchase Price	—	Increase
Common Stocks
Thunderbird Resources Equity, Inc.	11	Asset-Based Approach	Analysis of Enterprise Value	Enterprise Value	$1	Increase
Total	$13,205,039

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Securitized Credit	Corporate Credit	Common Stocks	Total
Balance as of December 31, 2020	$ 2,959,851	$ 825	$11	$ 2,960,687
Accrued discounts (premiums)	6,884	—	—	6,884
Realized gain (loss)	—	1,179	—	1,179
Change in unrealized appreciation (depreciation)	106,799	(825)	—	105,974
Purchases at cost	10,147,037	—	—	10,147,037
Sales proceeds	(15,543)	(1,179)	—	(16,722)
Balance as of June 30, 2021	$13,205,028	$ —	$11	$13,205,039
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	$ 106,799	$ —	$ —	$ 106,799
For further information regarding the security characteristics of the Fund, see the Schedule of Investments.
Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions are disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from the Fund’s
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

investments in master limited partnerships (“MLP”) generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
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Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
Recently Issued Accounting Pronouncements: In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures. The Fund did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 during the six months ended June 30, 2021.
Other Matters: The outbreak of an infectious respiratory illness caused by a novel coronavirus known as “COVID-19” is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil-producing countries. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. These developments have and may continue to adversely impact the Fund’s NAV.
3.Derivative Financial Instruments
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into,
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
The average quarterly notional value of futures contracts outstanding during the six months ended June 30, 2021 was $14,575,000, which represents the volume of activity during the period.
Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The Fund had a monthly average of 2 forward currency contracts open during the six months ended June 30, 2021.
The following table sets forth the fair value of the Fund's derivative instruments:
Derivatives	Statement of Assets and Liabilities	Value as of June 30, 2021
Forward currency contracts	Receivable for open forward currency contracts (assets)	$ 147,381
Futures contracts	Payable for variation margin (liabilities)	(77,342)
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Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2021:
Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Forward currency contracts	Forward currency contracts	$(135,221)	$ 147,381
Futures contracts	Futures transactions	—	(150,924)
Total		$(135,221)	$ (3,543)
The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Collateral
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$147,381	$—	$147,381	$—	$—	$147,381
4.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
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Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
5.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”).
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
The Adviser has entered into separate sub-advisory agreements with Schroder Investment Management North America Inc. (“SIMNA”) and Oaktree Capital Management, L.P. (“Oaktree,” and together with “SIMNA,” the “Sub-Advisers”). In 2019, Brookfield Asset Management (“Brookfield”) acquired a majority interest in Oaktree. The Adviser leverages the securitized investment team at SIMNA, which manages a portion of the Fund's securitized credit allocation, with a focus on its investments in residential mortgage-backed securities and related assets. The Adviser also leverages the expertise of Oaktree to manage a portion of the Fund’s securitized credit allocation, with a focus on its investments in commercial mortgage-backed securities and related assets. As the Adviser, PSG determines, and has oversight responsibility for, the Fund’s securitized credit allocations managed by Oaktree and SIMNA, respectively.
Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

6.Purchases and Sales of Investments
For the six months ended June 30, 2021, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities were $597,213,937 and $513,527,343, respectively.
For the six months ended June 30, 2021, purchases and sales of long-term U.S. Government securities were $0 and $374,110, respectively.
7.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate (“LIBOR”) on the amount of eligible equity securities outstanding, and 0.80% plus the 3-month LIBOR on the amount of other eligible securities outstanding. As of June 30, 2021, the Fund had outstanding borrowings of $300,000,000. For the six months ended June 30, 2021, the Fund borrowed an average daily balance of $260,753,333 at a weighted average borrowing cost of 0.92% and the interest expense amounted to $1,185,537. As of June 30, 2021, the total value of the collateral was $495,462,075.
Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
2021 Semi-Annual Report33

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

At June 30, 2021, the Fund the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	0.33%	05/06/21	07/08/21	$ 17,048,076	$ 17,056,693
JPMorgan Chase	0.33	06/04/21	08/04/21	9,738,593	9,740,968
JPMorgan Chase	0.35	05/06/21	07/08/21	10,886,634	10,892,562
JPMorgan Chase	0.35	06/04/21	08/04/21	2,284,688	2,285,288
JPMorgan Chase	0.35	06/18/21	08/04/21	4,739,484	4,740,083
JPMorgan Chase	0.35	06/25/21	08/04/21	5,807,444	5,807,782
JPMorgan Chase	0.38	05/06/21	07/08/21	767,813	768,260
JPMorgan Chase	0.40	05/06/21	07/08/21	3,978,000	3,980,475
JPMorgan Chase	0.40	06/04/21	08/04/21	6,278,079	6,279,963
JPMorgan Chase	0.40	06/25/21	08/04/21	3,912,339	3,912,600
JPMorgan Chase	0.45	05/06/21	07/08/21	1,845,923	1,847,215
JPMorgan Chase	0.45	06/04/21	08/04/21	10,896,133	10,899,810
JPMorgan Chase	0.45	06/25/21	08/04/21	1,947,309	1,947,455
JPMorgan Chase	0.46	05/06/21	07/08/21	5,045,625	5,049,235
JPMorgan Chase	0.50	05/06/21	07/08/21	9,340,387	9,347,652
RBC Capital Markets	0.78	06/04/21	09/03/21	8,852,000	8,857,205
RBC Capital Markets	0.84	04/12/21	07/12/21	3,477,000	3,483,473
Total				$106,845,527	$106,896,719
(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended June 30, 2021 was $108,522,042 at a weighted average daily interest rate of 0.48% and the interest expense amounted to $260,317. As of June 30, 2021, the total value of the collateral was $139,763,354.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Corporate Credit	$—	$52,389,458	$54,456,069	$—	$106,845,527
The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
34Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

				Collateral
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received*	Collateral Pledged (Received)*	Net Amount
Reverse Repurchase Agreements	$106,845,527	$—	$106,845,527	$(106,845,527)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
8.Capital Shares
The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the 45,862,638 shares outstanding at June 30, 2021 for the Fund, the Adviser owns 100,581 shares. The Fund’s Board is authorized to classify and reclassify any unissued common shares. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Fund has entered into an “at-the-market” offering program (the “ATM Program”) through Foreside Fund Services, LLC, as distributor (the “Distributor”), and UBS Securities LLC, as sub-placement agent (the “Sub-Placement Agent”) which became effective on April 21, 2021 and allows for an offering of up to $400,000,000 of common shares of stock, preferred shares or subscription rights to purchase common shares or preferred shares. Under the ATM Program, the Fund may sell common shares on a daily basis through the Distributor and Sub-Placement Agent at prevailing market prices; provided, however, that the common shares are not sold at a price below the current NAV, exclusive of commissions. In connection with the ATM Program, the Fund entered into a distribution agreement dated April 23, 2021 (the “Distribution Agreement”) with the Distributor relating to the Fund’s common shares offered by a Prospectus Supplement dated April 23, 2021, and its accompanying Prospectus dated April 21, 2021. Similarly, the Distributor entered into a sub-placement agent agreement dated April 23, 2021 (the “Sub-Placement Agent Agreement”) with the Sub-Placement Agent, relating to the Fund’s common shares offered by the Prospectus Supplement and its accompanying Prospectus. In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may offer and sell up to 6,600,000 of common shares from time to time through the Sub-Placement Agent.
As of June 30, 2021, the Fund incurred offering costs in connection with this offering of $152,187. These costs were recorded as a deferred charge and are being amortized as common shares are sold.
Amortization of offering costs (excluding underwriter discounts and commissions which is included in proceed from shares sold in the Statements of Changes) of $14,989 related to the issuance of common shares were recorded to paid-in capital during the six months ended June 30, 2021.
2021 Semi-Annual Report35

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

The minimum price at which such common shares may be sold may not be less than the current NAV per common share plus any commissions to be paid to the Distributor. For the six months ended June 30, 2021, the Fund issued 1,960,297 shares under the ATM Program at an average price of $21.8808 per share.
The Fund issued 12,028 shares through its Dividend Reinvestment Plan (the “Plan”) during the six months ended June 30, 2021.
The Board has approved a share repurchase plan. Under the current share repurchase plan, as of June 30, 2021, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2021. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. During the six months ended June 30, 2021, the Fund did not repurchase any shares through the repurchase plan. During the year ended December 31, 2020, 1,002,220 shares were repurchased by the Fund at a weighted average price of $16.240, an aggregate cost of $16,295,823 and at a weighted average discount of 12.13% to net asset value. All shares repurchased have been reclassified as authorized but unissued.
9.Fund Reorganization
The Reorganization as described in “Note 1 — Organization” was structured to qualify as tax-free merger under the Internal Revenue Code for federal income tax purposes, and INF’s shareholders recognized no gain or loss for federal income tax purposes as a result. For financial reporting purposes, assets received and shares issued by RA were recorded at market value; however, the cost basis of the investments received from INF was carried forward to align ongoing reporting of RA’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Investments
The cost, fair value and net unrealized appreciation of the investments of INF as of the date of the Reorganization, was as follows:
Cost of Investments	$233,782,953
Market value of investments	257,818,799
Net unrealized appreciation of investments	$ 24,035,846
Share Transactions
The shares outstanding, net assets and NAV per share outstanding immediately before and after the Reorganization was as follows:
INF - Prior to Reorganization
Shares outstanding	13,483,223
Net assets	$188,069,973
NAV per share	$ 13.9484

RA - Prior to Reorganization
Shares outstanding	36,467,057
Net assets	$813,999,050
NAV per share	$ 22.3215

36Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

RA - Post Reorganization
Shares outstanding(1)	44,892,533
Net assets(1)	$1,002,068,982
NAV per share	$ 22.3215

(1) The total number of shares issued in the Reorganizations was 8,425,476. Fractional Fund shares were not issued in the Reorganizations and consequently cash was distributed for any such fractional amounts. $41 was distributed in cash for 2 shares.
Pro Forma Results of Operations
Assuming the acquisition of INF had been completed on January 1, 2020, the combined Fund’s pro forma results in the Statement of Operations during the year ended December 31, 2020 would be as follows:
RA - Pro Forma Results from Operations
Net investment income	$ 34,740,508
Net realized loss	(76,930,929)
Net change in unrealized depreciation	(14,395,981)
Net decrease in net assets resulting from operations	$(56,586,402)
Because the combined Funds have been managed as a single integrated Fund since the Reorganization was completed, it is not practicable to separate the amounts of income and expenses of INF that have been included in the Statement of Operations for RA since the Reorganization was consummated.
Cost and Expenses
RA and INF assumed expenses incurred in connection with the Reorganization on a pro rata basis, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the registration statement on Form N-14, the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. The Fund’s expenses were allocated to their respective expense types on the Statement of Operations.
10.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2021, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
2021 Semi-Annual Report37

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2020, open taxable years consisted of the taxable years ended December 31, 2017 through December 31, 2020. No examination of the Fund’s tax returns is currently in progress.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid for the year ended December 31, 2020 were as follows:
Ordinary income	$ 29,196,590
Return of capital	73,374,769
Total	$102,571,359
At December 31, 2020, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforwards(1)	$(147,208,995)
Other accumulated losses	(22,772,822)
Tax basis unrealized appreciation on investments and foreign currency	45,643,476
Total tax basis net accumulated losses	$(124,338,341)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2020 as as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,138,292,024	$97,045,913	$(51,402,437)	$45,643,476
As of December 31, 2020, the Fund's capital loss carryforwards were as follows:
Capital Loss Carryforwards:	Expires:	Limitation:
$83,875,883 (Short-Term)	N/A	Unlimited
$63,333,112 (Long-Term)	N/A	Unlimited
$15,499,315	N/A	12/31/21
$3,443,546	N/A	12/31/22
$1,527,980	N/A	12/31/23
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
At December 31, 2020, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:
Paid-in capital	Distributions in excess of net investment income	Accumulated net realized loss
$10,561,714	$(2,931,849)	$(7,629,865)
38Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2021

11.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions: The Fund's Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.1990	July 14, 2021	July 22, 2021
$0.1990	August 11, 2021	August 19, 2021
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.
13.Recent Regulatory Developments
In 2017, the United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBOR”) were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities. Management does not anticipate a material impact to the Fund.
On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. The Fund is currently evaluating the Rule and its potential impact.
2021 Semi-Annual Report39

BROOKFIELD REAL ASSETS INCOME FUND INC.
Compliance Certification (Unaudited)
June 30, 2021

On June 8, 2021, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made semi-annual certifications, included in filings with the SEC on Form N-CSR relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
40Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Proxy Results (Unaudited)
June 30, 2021

The shareholders of the Brookfield Real Assets Income Fund Inc. voted on the following proposals at a shareholder meeting held on Thursday, May 20, 2021, at 8:45 a.m., Eastern Time. The description of the proposal and number of shares voted are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To elect to the Fund's Board of Directors Heather S. Goldman, Class II Independent Director Nominee	30,567,812	1,367,954	319,895
2.	To elect to the Fund's Board of Directors William H. Wright II, Class II Independent Director Nominee	31,341,619	604,072	309,966
2021 Semi-Annual Report41

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited)

Brookfield Public Securities Group LLC and Schroder Investment Management North America Inc.
The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of Brookfield Real Assets Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), of the Fund, considered and approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Brookfield Public Securities Group LLC (the “Adviser” or “Brookfield”), and the Sub-Advisory Agreement between Brookfield and Schroder Investment Management North America Inc. (the “Sub-Adviser” or “Schroders”) with respect to the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”), each for a successive one-year period at a telephonic1 meeting held on May 19-20, 2021 (the “Meeting”).2
In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield and Schroders provided, materials relating to the Board’s consideration of whether to approve the continuation of the Agreements. These materials included, among other things: (a) a summary of the services provided to the Fund by Brookfield and Schroders; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of funds, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield’s general compliance policies and procedures and the services it provides in connection with its oversight of Schroders; (f) information on Brookfield’s and Schroders’ risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield and Schroders that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.
In determining whether to approve the continuation of the Agreements, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board’s decision.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Directors of the Fund without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Fund’s third-party service providers, including Schroders. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Advisory Agreement.
In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield’s fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Directors’ experience and interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Fund and the industry in general.
42Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited)
(continued)

The Board’s conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield’s culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield’s reputation and its experience serving as an investment adviser and the experience of the team of portfolio managers that manages the Fund, as well as its experience serving as an investment adviser to other investment funds and institutional clients. The Board also reviewed Brookfield’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.
The Board also considered the nature, extent and quality of subadvisory services provided by Schroders to the Fund. The Board observed the Sub-Adviser’s responsibilities in relation to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's policies and investment objective, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser's risk assessment and monitoring processes. The Board considered the Sub-Adviser's current level of staffing and its overall resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the Sub-Adviser's history and investment experience, as well as information regarding the investment personnel who provide services to the Fund. The Board also evaluated the expertise and performance of the personnel who oversee compliance with the Fund's investment restrictions and other requirements. Additionally, the Board considered certain information in relation to the Sub-Adviser’s portfolio managers, as well as the Board’s familiarity of the portfolio managers by virtue of their prior employment as investment personnel at the Adviser. The Board also recognized the Sub-Adviser's reputation and experience in serving as an investment adviser to other funds and accounts, and considered its investment processes and philosophy. The Board took into account that the Sub-Adviser's responsibilities include the development and maintenance of investment programs for a sleeve of the Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed the Schroder’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Schroders from effectively serving as the investment subadviser to the Fund. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the overall services provided by the Sub-Adviser were satisfactory and that it was reasonable to conclude that the Sub-Adviser would continue to provide high quality investment services to the Fund.
THE PERFORMANCE OF THE FUND, THE ADVISER, AND THE SUB-ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Adviser and the Sub-Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Fund in view of its importance to stockholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund and to an appropriate index or combination of indices identified by Broadridge (“Peer Universe”), as well as a focused peer group identified by Brookfield (“Peer Group”). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund’s performance information since inception. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management discussed the methodology used by Brookfield to select the funds included
2021 Semi-Annual Report43

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited)
(continued)

in the Peer Group. The performance information was presented for the periods ended March 31, 2021. The Board noted that the Fund’s performance was below the median of its Peer Universe for the one-, two-, three- and four-year periods (in the fourth quintile for the one, three- and four-year periods, and in the fifth quintile for the two-year period). The Board also noted that the Fund underperformed its Broadridge Index for all periods. The Board further noted that the Fund’s performance was above the median of its Peer Group for the quarter ended March 31, 2021 and for the one- and three-year periods and since inception, and below the median for the two-year period. The Board noted management’s discussion of the Fund’s performance, including management’s continued monitoring and review of the Fund, and concluded that the Fund’s performance was satisfactory.
THE COST OF THE ADVISORY AND SUB-ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER, ITS AFFILIATES, AND TO THE SUB-ADVISER FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Brookfield pursuant to the Advisory Agreement and the fees paid by Brookfield to Schroders pursuant to the Sub-Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield, Schroders or their affiliates in connection with providing such services to the Fund.
To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund’s expense group (“Expense Group”) and expense universe (“Expense Universe”), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fee to be paid by the Fund to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. The Fund’s fee and expense rankings are discussed below relative to the median of the applicable expense grouping. In reviewing the expense rankings, the Board noted that a fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The Board also noted that for those funds whose fees or expenses were higher than the median, the specific quintile rankings were reflected with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided by Broadridge, in which case fund rankings are provided). The Board then noted that for purposes of the quintile rankings, higher fees and expenses result in a higher quintile ranking, with the first quintile corresponding to low fees and expenses and the fifth quintile corresponding to high fees and expenses. Similarly, the Board noted that the fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping. The Board considered that the Fund’s contractual management fees at common asset levels ($875 million) were above the median of its Expense Group (in the fourth quintile). The Board also considered that the Fund’s actual total expenses for common and leveraged assets were above the median of its Expense Group and Expense Universe (each in the fourth quintile). The Board noted that the Fund’s actual total expenses for only common assets were above the median of its Expense Group and Expense Universe (each in the fourth quintile). The Board also noted that the Fund’s actual total expenses excluding investment related expenses and taxes for common and leveraged assets were above the median of its Expense Group and Expense Universe (each in the fifth quintile). The Board further noted that the Fund’s actual total expenses excluding investment related expenses and taxes for only common assets were above the median of its Expense Group (in the fourth quintile) and Expense Universe (in the fifth quintile). The Board also noted that the Fund’s actual management fees for common and leveraged assets were above the median of its Expense Group (in the fourth quintile) and Expense Universe (in the fifth quintile). The Board further noted that the Fund’s actual management fees for only common assets were above the median of its Expense Group (in the fourth quintile) and Expense Universe (in the fifth quintile). The Board also noted that the Fund’s actual non-management expenses for common and leveraged assets were above the median of its Expense Group and Expense Universe (each in the
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fourth quintile). The Board then noted that the Fund’s actual non-management expenses for only common assets were above the median of its Expense Group and Expense Universe (each in the fourth quintile). The Board further noted that the Fund’s investment related expenses and taxes for common and leveraged assets were below the median of its Expense Group and Expense Universe (each in the second quintile). The Board also considered that the Fund’s investment related expenses and taxes for only common assets were below the median of its Expense Group (in the first quintile) and Expense Universe (in the second quintile). The Board noted management’s discussion regarding the Fund’s expenses.
The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the greater financial, regulatory and reputational risks in managing the Fund; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Fund is subject as compared to institutional or separately managed accounts.
The Board also considered Brookfield’s profitability and the benefits Brookfield and its affiliates received from its relationship with the Fund. The Board received a memorandum and reviewed financial information relating to Brookfield’s financial condition and profitability with respect to the services it provided to the Fund and considered how profit margins could affect Brookfield’s ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Fund’s profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex,3 as well as its expected profits and that of its affiliates for providing administrative support for the Fund. In analyzing Brookfield’s profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
With respect to Schroders, the Board reviewed its financial information and considered whether Schroders had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. Additionally, the Board considered the reasonableness of the management fee payable under the Sub-Advisory Agreement, and took into account that the fee was consistent with management fees that Schroders charged to comparable funds. In considering the expected profitability to Schroders in connection with its relationship to the Fund, the Board noted that the fees under the Sub-Advisory Agreement are paid by Brookfield out of the management fees that it receives under the Advisory Agreement. As a result, the Board noted that Fund stockholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by Brookfield to Schroders, the Board relied on the ability of Brookfield to negotiate the Sub-Advisory Agreement and the fees thereunder at arm's length with an unaffiliated third-party service provider. Consequently, Schroders’ profitability from its relationship with the Fund was not considered a material factor by the Board.
The Board concluded that Brookfield and Schroders had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Fund with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fee were reasonable in light of the factors discussed above.
THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether stockholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board did not review specific information regarding
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whether there have been economies of scale with respect to Schroders’ management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement and concluded that the management fee structure, including the amount of management fees retained by Brookfield, was reasonable in light of the factors discussed above.
OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Brookfield’s brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates, and Schroders from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to each by virtue of the advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield and Schroders to the Fund.
CONCLUSION. After a full and complete discussion, the Board approved the Agreements, each for a successive one-year period. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Fund and the Fund’s stockholders. In arriving at a decision to approve the Advisory Agreement and Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.
Oaktree Capital Management, L.P.
At a Special Telephonic Meeting1 held on October 22, 2020 (the “Special Telephonic Meeting”), the Board of Directors (the “Board,” the members of which are referred to as “Directors”) of Brookfield Real Assets Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), of the Fund, unanimously approved a new Sub-Advisory Agreement between Brookfield Public Securities Group LLC (“Brookfield”) and Oaktree Capital Management, L.P. (the “Sub-Adviser” or “Oaktree”) with respect to the Fund (the “New Sub-Advisory Agreement”), and unanimously recommended approval of the New Sub-Advisory Agreement by stockholders. At a Special Meeting of Stockholders held on January 8, 2021, stockholders of the Fund voted to approve the New Sub-Advisory Agreement.
In accordance with Section 15(c) of the 1940 Act, the Board requested, and Oaktree provided, materials relating to the Board's consideration of whether to approve the New Sub-Advisory Agreement. These materials included, among other things: (a) a summary of the nature, extent and quality of services to be provided to the Fund by Oaktree; (b) performance data; (c) Oaktree's personnel and operations; (d) the level and method of computing the Fund's proposed sub-advisory fee and information on the profitability of Oaktree; (e) any "fall-out" benefits to Oaktree (i.e., ancillary benefits realized by Oaktree from its relationship with the Fund); (f) information relating to economies of scale; (g) information on Oaktree's risk management processes; (h) information regarding brokerage practices; and (i) information about the key personnel of Oaktree that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.
In determining whether to approve the New Sub-Advisory Agreement, the Board, including the Independent Directors, considered at the Special Telephonic Meeting, and from time to time, as appropriate, factors that it
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deemed relevant. The Independent Directors were separately advised by independent legal counsel throughout the process, and discussed the legal standards for their consideration of the proposed initial approval of the New Sub-Advisory Agreement. The following discusses the primary factors relevant to the Board's decision.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE SUB-ADVISER. In considering the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund, the Board took into account the responsibilities that the Sub-Adviser would have to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's investment objective and strategy, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser's risk assessment and monitoring process. The Board considered the Sub-Adviser's current level of staffing and its overall resources. The Board reviewed the Sub-Adviser's history and investment experience, as well as information regarding its investment personnel who would be providing services to the Fund. The Board also evaluated the expertise and performance of the personnel who would be overseeing the compliance with the Fund's investment restrictions and other requirements.
The Board also recognized the Sub-Adviser's reputation and experience in serving as investment adviser to other funds and accounts. The Board considered Oaktree's investment process and philosophy. The Board took into account that the Sub-Adviser's responsibilities would include the development and maintenance of an investment program for the Fund that would be consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.
Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that it would provide high quality investment services to the Fund.
PERFORMANCE. The Board considered performance information for Oaktree's real estate structured composite (the "Composite"), relative to performance information for traditional debt alternatives based on similar investment rating profiles. The Board noted, however, that this performance information was provided solely to illustrate Oaktree's experience across a spectrum of relevant investments and is not indicative of the Fund's investment strategy or the returns that the Fund can expect to achieve. The Board also noted that the Composite includes all actual, fully discretionary, fee-paying accounts that invest in a diversified portfolio of primarily BBB or lower rated real estate debt securities, such as CMBS. The Board further noted that Oaktree's real estate structured credit strategy seeks to achieve an attractive, unlevered total return that exceeds the return of traditional fixed income asset classes of similar ratings.
FEES AND EXPENSES. The Board considered the proposed sub-advisory fee payable under the New Sub-Advisory Agreement, and took into account that the proposed fee was consistent with management fees charged by Oaktree to other funds and to other non-fund clients with investment objectives and policies similar to those of the Fund. The Board also noted that the sub-advisory fee for the Fund would be paid by the Adviser out of its advisory fee rather than paid separately by the Fund. The Board concluded that the sub-advisory fee contract rate and fund expenses for the Fund were reasonable. The Board also considered that from time to time Oaktree may advance certain out of pocket expenses on behalf of the Fund. Such out of pocket expenses may include, among other things, expenses associated with valuation services obtained on behalf of the Fund. The Board noted that any such expenses shall be subject to an expense reimbursement following the termination of the New Sub-Advisory Agreement, upon presentation of an itemized invoice documenting such expenses incurred by Oaktree.
PROFITABILITY. In considering the expected profitability to Oaktree in connection with its relationship to the Fund, the Board noted that the fees under the New Sub-Advisory Agreement would be paid by the Adviser out of the fees that it receives under the investment advisory agreement, so that Fund stockholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by the Adviser to Oaktree, the
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Board relied on the ability of the Adviser to negotiate the New Sub-Advisory Agreement as an affiliate of Oaktree, and the fees thereunder, at arm's length. To that end, the Board noted that although Brookfield had acquired a majority interest in Oaktree in 2019, Brookfield and Oaktree have continued to operate their respective investment businesses largely independently, with each remaining under its own brand and led by its existing management and investment teams. For each of the above reasons, the Board concluded that the profitability to Oaktree from its relationship with the Fund was not a material factor in approval of the New Sub-Advisory Agreement.
ECONOMIES OF SCALE. The Board also considered the probable effect of the Fund’s growth in size on its performance and fees. The Board noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. For similar reasons as stated above with respect to Oaktree's profitability and based upon the proposed securitized credit allocation that Oaktree will be asked to manage, the Board concluded that the potential for economies of scale in Oaktree's management of the Fund was not a material factor in the approval of the New Sub-Advisory Agreement at this time. In particular, the Board did not review specific information regarding whether there would be economies of scale with respect to Oaktree's management of the Fund because it regards that information less relevant at the sub-adviser level since PSG, and not the Fund, is responsible for paying Oaktree's fees. In addition, the Board concluded that only marginal economies of scale could be achieved through growth of assets insofar as the Fund is a closed-end fund. However, to the extent assets grow in the future, the Board resolved to evaluate economies of scale at that time.
OTHER FACTORS. As part of its evaluation of Oaktree's compensation, the Board considered other benefits that may be realized by Oaktree from its relationship with both Brookfield and the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board also considered that Oaktree and Brookfield manage their investment operations independently of each other subject to an information barrier between the firms. The Board concluded that the benefits that may accrue to Oaktree by virtue of its relationship to Brookfield and the Fund were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Fund and the ongoing commitment of Oaktree to the Fund.
CONCLUSION. In considering the initial approval of the New Sub-Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including the Independent Directors, determined that approval of the New Sub-Advisory Agreement was in the best interest of the Fund. After full consideration of these and other factors, the Board, including the Independent Directors, with the assistance of independent legal counsel, unanimously approved the New Sub-Advisory Agreement.
1 On March 13, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the “SEC”) issued an order pursuant to its authority under Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act” or “Act”) granting exemptions from certain provisions of that Act and the rules thereunder, including temporary exemptive relief from in-person board meeting requirements to cover the approval of advisory contracts. The SEC has provided temporary exemptive relief for registered management investment companies and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of COVID-19, from the requirements imposed under sections 15(c) and 32(a) of the Investment Company Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) under the Investment Company Act that votes of the board of directors of the registered management investment company be cast in person. The relief is subject to conditions described in the SEC’s order.
2 The Investment Subadvisory Agreement (the “Oaktree Subadvisory Agreement”) between Brookfield and Oaktree Capital Management, L.P. (“Oaktree”) was initially approved by RA’s Board at a Special Telephonic Meeting held on October 22, 2020. As a result, the Oaktree Subadvisory Agreement is still within its initial two-year term, after which it will continue in effect for successive annual periods so long as the continuation is approved annually by the Board (or by vote of a ’40 Act majority of stockholders). The Oaktree Subadvisory Agreement will be presented to the Board for its first annual approval during the 2022 calendar year. A discussion regarding the basis of the Board’s approval of the Oaktree Sub-Advisory Agreement is available in the proxy statement on Schedule 14A, dated November 4, 2020.
3 The Brookfield Fund Complex is comprised of the Fund, Brookfield Investment Funds (6 series of underlying portfolios), and Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) (the “Brookfield Fund Complex”).
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Additional Information Regarding the Fund (Unaudited)
June 30, 2021

INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
The Fund’s investment objective is to seek high total return, primarily through high current income and secondarily, through growth of capital.
The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change in the Fund’s investment objective.
As a fundamental policy, the Fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. This policy may not be changed without a shareholder vote.
The Fund makes investments that will result in the concentration (as that term is used in the 1940 Act) of its assets. Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry. The policy of concentration is a fundamental policy. This fundamental policy and the investment restrictions described in the Statement of Additional Information under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Such majority vote requires the approval of the lesser of (i) 67% of the Fund’s shares represented at a meeting at which more than 50% of the Fund’s shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.
Principal Investment Policies
The Fund seeks to achieve its investment objective by investing primarily in Real Asset Companies and Issuers. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers. The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities. Real Asset Companies and Issuers includes the following categories:
•	Real Estate;
•	Infrastructure; and
•	Natural Resources.
The Fund actively trades portfolio investments. The Fund may invest in securities and instruments of companies of any size market capitalization. The Fund will invest in companies located throughout the world and there is no limitation on the Fund’s investments in foreign securities or instruments or in emerging markets. An “emerging market” country is any country that is included in the MSCI Emerging Markets Index. The amount invested outside the United States may vary, and at any given time, the Fund may have a significant exposure to non-U.S. securities. The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.
The Fund has flexibility in the relative weightings given to each of these categories. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund’s investment objective.
The Fund may also invest in infrastructure, real estate and natural resources (“Real Assets”) investment categories other than those listed herein, to the extent consistent with its name. The Fund may invest without limit in
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June 30, 2021

investment grade and below investment grade, high yield fixed income securities (commonly referred to as “junk bonds”). The Fund may also invest in restricted (“144A”) or private securities, asset-backed securities (“ABS”), including mortgage-related debt securities and other mortgage-related instruments (collectively, “Mortgage-Related Investments”), collateralized loan obligations, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), exchange-traded notes, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations. The Fund considers Mortgage-Related Investments to consist of, but not be limited to, mortgage-backed securities (“MBS”) of any kind; interests in loans and/or whole loan pools of mortgages, loans or other instruments used to finance long-term infrastructure, industrial projects and public services; mortgage REITs; ABS that are backed by interest in real estate, land or other types of assets; and securities and other instruments issued by mortgage servicers. The Fund’s investments in MBS may include Residential Mortgage-Backed Securities (“RMBS”) or Commercial Mortgage-Backed Securities (“CMBS”). Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry.
The Fund defines a Real Estate Security as any company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate.
For purposes of selecting investments in Real Estate Securities, the Fund defines the real estate sector broadly. It includes, but is not limited to, the following:
•	Real estate investment trusts (“REITs”);
•	Real estate operating companies (“REOCs”);
•	Brokers, developers and builders of residential, commercial, and industrial properties;
•	Property management firms;
•	Finance, mortgage, and mortgage servicing firms;
•	Construction supply and equipment manufacturing companies;
•	Firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining and agriculture companies; and
•	Debt securities, including securitized obligations, which are predominantly (i.e., at least 50%) supported by real estate assets.
REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. Dividends from REITs are not “qualified dividends” and therefore are taxed as ordinary income rather than at the reduced capital gains rate. REIT-like entities are organized outside of the United States and maintain operations and receive tax treatment similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any size market capitalization. The Fund will not invest in real estate directly.
REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.
The Fund defines an Infrastructure Security as, any company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure.
For purposes of selecting investments in Infrastructure Securities, the Fund defines the infrastructure sector broadly. It includes, but is not limited to, the physical structures, networks and systems of transportation, energy,
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water and sewage, and communication. Infrastructure assets include:
•	toll roads, bridges and tunnels;
•	airports;
•	seaports;
•	electricity generation and transmission and distribution lines;
•	gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;
•	water and sewage treatment and distribution pipelines;
•	communication towers and satellites;
•	railroads; and
•	other companies with direct and indirect involvement in infrastructure through the development, construction or operation of infrastructure assets.
Infrastructure Securities also include master limited partnerships (“MLPs”).
An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. From time to time, the energy sector will experience volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. As a result, MLPs that invest in the oil industry are subject to greater volatility than MLPs which do not invest in the oil sector.
From time to time, the Fund may invest in stapled securities to gain exposure to certain infrastructure companies. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
The Fund defines a Natural Resources Security as, any company or issuer that derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to:
•	Timber and Agriculture assets and securities;
•	Commodities and Commodity-Linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and
•	Energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products.
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without
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investing directly in physical commodities, the Fund may invest in commodity index-linked notes. Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity index and will be subject to credit and interest rate risks that typically affect debt securities.
The Fund may also invest up to 35% of its Managed Assets in equities, including common stock, preferred stock, convertible stock, and open-end and closed-end investment companies, including exchange-traded funds. The Fund may invest up to 20% of its Managed Assets in fixed income securities other than those of Real Asset Companies and Issuers, including in TIPS and other inflation-linked fixed income securities.
The Investment Adviser will determine the Fund’s strategic allocation with respect to its debt and equity investments as well as its strategic allocation with respect to its investment sub-portfolios.
The Fund intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. As a non-fundamental policy that may be changed by the Fund’s Board, the Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund’s total assets. The use of borrowing techniques, preferred shares, debt or effective leverage (defined below) to leverage the common shares will involve greater risk to common shareholders. The Fund will monitor interest rates and market conditions and anticipates that it will leverage the common shares at some point in the future if the Fund’s Board determines that it is in the best interest of the Fund and its common shareholders. The costs of leverage will be borne solely by the common shareholders. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund may also engage in certain investment management techniques which may have effects similar to the leverage described herein and may be considered senior securities for purposes of the 1940 Act unless the Fund segregates cash or other liquid securities equal to the Fund‘s daily marked-to-market obligations in respect of such techniques. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC and its staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so, or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. The use of leverage may magnify the impact of changes in net asset value on the common shareholders. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the common shareholders.
The Investment Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Investment Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. Brookfield Asset Management Inc. is a global alternative asset manager with over $625 billion in assets under management as of June 30, 2021, and over 100 years of experience owning and operating Real Assets, including property, infrastructure, renewable power, timberland and agricultural lands. The Investment Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Investment Adviser uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Investment Adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.
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RISKS
Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount that you invest.
Market Discount Risk. Whether investors will realize gains or losses upon the sale of the Fund’s common shares will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s NAV per share. Since the market price of the Fund’s common shares will be affected by various factors such as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, it is impossible to predict whether the Fund’s common shares will trade at, below or above NAV or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount from their NAVs and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the Fund’s common shares should not view the Fund as a vehicle for trading purposes.
Health Crisis Risk. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
High Yield (“Junk”) Securities Risk. Investors should recognize that below investment grade and unrated securities in which the Fund will invest subject Fund shareholders to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund’s common shares.
While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. High yield securities in which the Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Furthermore, there are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.
High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and
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may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates.
Securities which are rated Ba by Moody’s, BB by S&P, or BB by Fitch IBCA (“Fitch”) have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa1 or CCC+ or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.
In general, the ratings of the nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings may be considered by the Fund in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Investment Adviser to evaluate potential investments.
Zero Coupon, Payment In-Kind and Deferred Payment Securities Risk. The Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in-kind (“PIK securities”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s dividend and distribution obligations. As a result, the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Stripped Securities Risk. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
Distressed Securities Risk. An investment in the securities of financially distressed issuers can involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently
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may be difficult to obtain information as to the true financial condition of such issuer. The Investment Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.
Collateralized Loan Obligation (“CLO”) Risk. CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Investment Adviser under liquidity policies approved by the Fund’s Board of Directors. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Mortgage and Asset-Backed Securities. The Fund may invest in a variety of mortgage related and other asset-backed securities, including both commercial and residential mortgage securities and other mortgage backed instruments issued on a public or private basis. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.”
When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”
Because of prepayment risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.
Like more traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio may increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.
Residential Mortgage Backed Securities Risk. The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal in many cases only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs guaranteed by
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an agency or instrumentality of the U.S. Government.
Commercial Mortgage Backed Securities Risk. CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.
Prepayment or Call Risk. For certain types of MBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. During periods of declining mortgage interest rates, prepayments on MBS generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid, resulting in a possible decline in the Fund’s income and distributions to shareholders. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity date. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities.
Inflation, Interest Rate and Bond Market Risk. The value of certain fixed income securities in the Fund’s portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The Fund’s use of leverage, as described herein, will tend to increase common stock interest rate risk. The Fund utilizes certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the Fund’s NAV. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money over time. As inflation increases, the real value of the common stock and distributions can decline. In addition, debt securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund’s NAV, which in turn is likely to cause a corresponding decline in the market price of the common stock. This risk is more pronounced given the current market environment because certain interest rates are near historically low levels.
Similarly, the yield spreads of the MBS and ABS in which the Fund invests, or yield differentials between the Fund’s securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund’s assets to underperform Treasury or Agency securities. The amount of public information available about MBS and ABS in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Investment Adviser than if the Fund were a stock or corporate bond fund. Additionally, the secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.
Variable and Floating Rate Securities Risk. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate,
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while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.
Corporate Bonds Risk. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Credit Risk. Credit risk is the risk that one or more bonds in the Fund’s portfolio will (1) decline in price due to deterioration of the issuer’s or underlying pool’s financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch) are generally more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer’s or pool’s capacity to pay interest and repay principal when due and as a result involve a greater risk of default. The market for lower-graded securities may also have less information available than the market for other securities.
Systemic Risk. Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which the Fund interacts on a daily basis.
Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.
Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Bank Loan Risk. Bank loans (including senior loans) are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.
The Fund that invests in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. Senior loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale because, among other reasons, they may not be listed on any exchange, or a secondary market for such loans may not exist or if a secondary market exists, it may be comparatively illiquid relative to markets for other more liquid fixed income securities. As a result, in some cases, transactions in senior loans may involve greater costs than transactions in more actively traded
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securities. Furthermore, restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at what the Investment Adviser believes to be a fair price for such security. These factors may result in the Fund being unable to realize full value for the senior loans and/or may result in the Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the Fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the Fund. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Investment Adviser will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions.
Leverage Risk. The Fund currently intends to use leverage to seek to achieve its investment objectives. Although the Fund may issue preferred stock or debt securities, it has no current intention to do so within the next one year of operations. The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Fund’s common stock. In addition, the Fund may also leverage its common stock through investment techniques, such as reverse repurchase agreements, writing credit default swaps, futures or engaging in short sales. Leverage creates risks which may adversely affect the return for the holders of common stock, including:
•	the likelihood of greater volatility of NAV and market price of and distributions in the Fund’s common stock;
•	fluctuations in the dividend rates on any preferred stock or in interest rates on borrowings and short-term debt;
•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and
•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred stock remain fixed.
In addition, the rights of lenders and the holders of preferred stock and debt securities issued by the Fund will be senior to the rights of the holders of common stock with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred stock have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred stock, on the one hand, and the holders of the common stock, on the other, may have interests that conflict in certain situations.
Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).
The Fund will pay (and the common shareholders will bear) all costs and expenses relating to the Fund’s use of leverage, which will result in the reduction of the NAV of the common stock.
The Fund’s leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Investment Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund’s total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage), which may create an incentive for the Investment Adviser to leverage the Fund.
Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies
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which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
Risks of Recent Market and Economic Developments. Investing in the Fund involves market risk, which is the risk that securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns over time than fixed income securities, common stock has also experienced significantly more volatility in those returns.
Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:
Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.
Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.
Limited Voting Rights. Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.
Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.
Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or
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the issuer enters into another type of corporate transaction that has a similar effect.
Foreign Securities Risk. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.
In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.
There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.
Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.
Emerging Markets Risk. The Fund may invest in securities of companies in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk.
Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate
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between U.S. dollars (in which the Fund’s shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent the Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency rate movements.
Certain non-U.S. currencies have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.
REIT Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, changes in the cost or availability of credit, or the failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Special Risks of Derivative Transactions. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, counterparty liquidity, hedging and tax risks. Participation in the options or futures markets, in currency transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:
•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;
•	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;
•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument at any time could expose the Fund to losses;
•	certain derivative transactions involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested;
•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;
•	the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and
•	the creditworthiness of counterparties.
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In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which regulates the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations. Under the newly adopted Rule 18f-4, closed-end funds that use derivatives will be subject to a value-at-risk (“VaR”) leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements will apply unless a closed-end fund qualifies as a “limited derivatives user,” as defined under the rule. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.
Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.
Liquidity Risk. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than cleared or exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.
Risks Associated with Position Limits Applicable to Derivatives. The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, are or may in the future be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules, all accounts owned or managed by advisers, such as the Investment Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits, the Investment Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Investment Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Investment Adviser on behalf of the Fund. There can be no assurance that the Investment Adviser will liquidate positions held on behalf of all the Investment Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.
Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty. The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted
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under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and options contracts, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.
Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot use assets of a non-defaulting customer with limited exceptions. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.
Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Fund’s return, the Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Additionally, to the extent the Fund sells credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default of the referenced debt obligation. The Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return, and may choose not to do so.
Over-the-Counter Trading Risk. Derivative instruments, such as swap agreements, that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument is generally greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument is generally less than, the risk associated with an exchange traded instrument. In addition, greater disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.
Tracking Risk. The value of the derivatives that the Fund uses to gain commodities exposure may not correlate to the values of the underlying commodities. When used for hedging purposes, an imperfect or variable degree of correlation between price or rate movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.
Short Sales Risk. The Fund may take short positions in securities that the Adviser believes may decline in price or in the aggregate may underperform broad market benchmarks. The Fund may also engage in derivatives transactions that provide similar short exposure. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy.
Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the
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short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the securities markets.
Securities Lending Risk. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.
Repurchase Agreements Risk. Subject to its investment objectives and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Fund follows procedures approved by the Board of Directors that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Fund, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.
Illiquid and Restricted Securities Risk. The Fund may invest in restricted securities and otherwise illiquid investments. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale such as Rule 144A securities. They may include private placement securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may not be listed on an exchange and may or may not have an active trading market. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Restricted securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the
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Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund’s obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.
LIBOR Risk. London Interbank Offered Rate (“LIBOR”). The Fund may invest in certain instruments including, but not limited to, repurchase agreements, collateralized loan obligations and mortgage-backed securities, that rely in some fashion upon LIBOR. The Fund also utilizes leverage primarily based on LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration (“IBA”), that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. In November 2020, IBA announced that it will consult on its intention to cease publication of (i) euro, sterling, Swiss franc and yen LIBORs after December 31, 2021, (ii) one-week and two-week U.S. dollar LIBORs after December 31, 2021 and (iii) all other tenors of U.S. dollar LIBORs after June 30, 2023. Acknowledging IBA’s announcement regarding U.S. dollar LIBOR, the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency noted that extending the publication of U.S. dollar LIBOR until June 30, 2023 would allow most legacy U.S. dollar LIBOR contracts to mature before LIBOR experiences disruptions and cautioned that banks entering into new contracts that use U.S. dollar LIBOR as a reference rate after December 31, 2021 would create safety and soundness risks.
At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund, including those described in this paragraph, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Corporate Loans Risk. In furtherance of its primary investment objective and subject to its investment policies and limitations, the Fund may also invest in primary or secondary market purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions (“Corporate Loans”). As in the case of lower grade securities, the Corporate Loans in which the Fund may invest may be rated below investment grade (lower than Baa by Moody’s and lower than BBB by S&P) or may be unrated but of comparable quality in the judgment of the Investment Adviser. As in the case of lower grade securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. The risks of investment in such Corporate Loans are similar in many respects to those of investment in lower grade securities. There are, however, some significant differences between Corporate Loans and lower grade securities. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over investors in lower grade securities in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on
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the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day to day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically every 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate lower grade securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for lower grade securities, and therefore presents increased market risk relating to liquidity and pricing concerns.
U.S. Government Securities Risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Investment Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.
Municipal Securities Risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s municipal securities investments may therefore be more dependent on the analytical abilities of the Investment Adviser. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.
Mezzanine Loan Risk. Mezzanine loans involve certain considerations and risks. For example, the terms of mezzanine loans may restrict transfer of the interests securing such loans (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.
When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. When-issued, forward commitment and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a
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when-issued, forward commitment or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued, forward commitment or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued, forward commitment or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.
Risks Associated With Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.
Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Potential Conflicts of Interest Risk. The Investment Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Investment Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Investment Adviser or its affiliates achieve profits. The Investment Adviser has informed the Fund’s Board of Directors that the investment professionals associated with the Investment Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Investment Adviser and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Investment Adviser and its affiliates in a fair and equitable manner.
Anti-Takeover Provisions Risk. The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.
The Fund’s charter classifies the Fund’s Board of Directors into three classes, with each class of directors serving until the third annual meeting following their election and until their successors are duly elected and qualified, and authorizes the Board of Directors to cause the Fund to issue additional shares of stock. The Board of Directors of The Fund also may classify or reclassify any unissued common shares into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares, in each such instance without shareholder approval.
These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares.
Unrated Securities Risk. Because the Fund may purchase securities that are not rated by any rating organization, the Investment Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.
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Valuation Risk. The Investment Adviser may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.
Risks Associated With Status as a Regulated Investment Company. The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund is leveraged and fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements.
Risks Associated with Recent Commodity Futures Trading Commission Rulemaking. The Investment Adviser has claimed an exclusion from definition of the term “commodity pool operator” in accordance with Rule 4.5 promulgated by the CFTC with respect to the Fund, so that the Investment Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. In order to maintain the exclusion for the Investment Adviser, the Fund must invest no more than a prescribed level of its liquidation value in futures, swaps and certain other derivative instruments subject to CEA jurisdiction and the Fund must not market itself as providing investment exposure to such instruments. If the Fund’s investments no longer qualify for the exclusion, the Investment Adviser may be subject to the CFTC registration requirement, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and commodity pool operators. Compliance with these additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory requirements may develop.
Exchange-Traded Fund Risk. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Fund also will incur brokerage costs when it purchases ETFs.
If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.
Exchange-Traded Note Risk. ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
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Brexit Risk. In a public referendum in June 2016, the United Kingdom voted to leave the European Union in a process now commonly referred to as “Brexit”. On January 31, 2020, the United Kingdom officially withdrew from the European Union and entered into a transition period until December 31, 2020, during which the United Kingdom will effectively remain in the European Union from an economic perspective but will no longer have political representation in the European Union parliament. During the transition period, the United Kingdom and European Union has sought to negotiate and finalize a new trade agreement, but the parties have yet to agree on a deal. It is possible that the transition period could be extended for up to two years. There is considerable uncertainty surrounding the outcome of the negotiations for a new trade agreement, including whether that parties will be able to agree and implement a new trade agreement or what the nature of such trade arrangement will be and the impact of Brexit on the United Kingdom, the European Union and the broader global economy may be significant. As a result of the political divisions within the United Kingdom and between the United Kingdom and the European Union that the referendum vote and the negotiations have highlighted and the uncertain consequences of Brexit, the United Kingdom and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the United Kingdom, Europe and globally, which could potentially have an adverse effect on the value of the Fund’s investments. In addition to concerns related to the effect of Brexit, that referendum may inspire similar initiatives in other European Union member countries, producing further risks for global financial markets.
Small- and Mid-Capitalization Risk. The Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, the Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments that are short-term and liquid. Such investments include U.S. government securities, certificates of deposit, banker’s acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.
Portfolio Selection Risk. The Investment Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs.
MLP Risk. An MLP that invests in a particular industry (e.g. oil and gas) will be harmed by detrimental economic events within that industry. Recently, the energy sector has experienced significant volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. As a result, MLPs that invest in the oil industry are subject to greater volatility than MLPs which do not invest in the oil sector. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Real Estate Market Risk. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because the Fund has significant exposure to the real estate sector, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:
•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
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•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	changes in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.
Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of the Fund with investments in a mix of different industries.
Concentration Risk. Concentration risk is the risk that The Fund’s investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be. The Fund may be subject to greater volatility with respect to its portfolio securities than the Fund that is more broadly diversified.
Fixed Income Risk. The prices of fixed income securities react to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. These risks may be greater in the current market environment because interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons may be swift and significant.
Following the financial crisis of 2008, the Federal Reserve Board lowered the target range for the federal funds rate to near zero and implemented quantitative easing programs. Quantitative easing ended in 2014. In a statement issued in March 2015, the Federal Open Market Committee stated that it anticipated that it would be appropriate to raise the target range for the federal funds rate when it had seen some further improvement in the labor market and was reasonably confident that inflation would move back to its two percent objective over the medium term. In December 2015, the Federal Open Market Committee decided to raise the target range for the federal funds rate to one-quarter to one-half percent and addressed how it would determine the timing and size of future adjustments to the target range for the federal funds rate.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Return of Capital Risk. The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis to that extent.
Commercial Paper Risk. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These instruments are generally unsecured, which increases the credit risk
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associated with this type of investment.
Stapled Security Risk. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
Investment Grade Securities Risk. Investment grade corporate securities are securities rated BBB- or above by Standard and Poor’s Corporation or Fitch IBCA or Baa3 or above by Moody’s Investors Service, Inc. or, if non-rated, are determined by the Investment Adviser to be of comparable credit quality. Investment grade corporate securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality.
Short-term Debt Obligations Risk. The Fund may invest in certain bank obligations including certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations.
Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits.
Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.
Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.
Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including, less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.
Income and Distribution Risk. The income that shareholders receive from the Fund is expected to be based in part on income from short-term gains that the Fund earns from dividends and other distributions received from its investments. If the distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from that
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Fund could decline. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not fixed but are elected and declared at the discretion of the issuer’s board of directors and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion. There can be no assurance that monthly distributions paid by the Fund to the shareholders will be maintained at initial levels or increase over time.
Asset Allocation Risk. The Fund is subject to the risk that the Investment Adviser’s selection and weighting of asset classes may cause the Fund to fail to meet its investment objective, cause the Fund to underperform other funds with a similar investment objective or cause an investor to lose money.
Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Construction and Development Risk. Investments in new or development stage infrastructure projects, likely retain some risk that the project will not be completed within budget, within the agreed time frame and to the agreed specification. During the construction or development phase, the major risks of delay include political opposition, regulatory and permitting delays, delays in procuring sites, strikes, disputes, environmental issues, force majeure, or failure by one or more of the infrastructure investment participants to perform in a timely manner their contractual, financial or other commitments. These delays in the projected completion of a project could result in delays in the commencement of cash flow and an increase in the capital needed to complete construction, which may have a material adverse effect on the Fund’s financial performance.
Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.
Equity Securities Risk. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Gold and Other Precious Metals Risk. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or
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expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund’s custodian. In addition, income derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.
Infrastructure Risk. The Fund’s investments in Infrastructure Securities involve risks. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks infrastructure companies may be particularly affected by or subject to:
Regulatory Risk. Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.
Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.
Regional or Geographic Risk. This risk arises where an infrastructure company’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure company’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.
Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.
Through-put Risk. The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.
Project Risk. To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund’s return from that investment.
Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions.
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Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.
Operation Risk. The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.
Customer Risk. Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.
Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.
Inflation Risk. Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.
Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.
Risks of Investing in Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation and related cost-intensive integrity management and testing programs. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.
Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulation Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them.
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June 30, 2021

The ability of interstate pipelines held in tax-pass-through entities such as MLPs to include an allowance for income taxes as a cost-of-service element in their regulated rates has been subject to extensive litigation before the FERC and the courts for a number of years. It has been FERC’s policy to permit pipelines to include in cost-of-service a tax allowance to reflect actual or potential income tax liability on their public utility income attributable to all partnership or limited liability company interests, if the ultimate owner of the interest has an actual or potential income tax liability on such income. Whether a pipeline’s owners have such actual or potential income tax liability has been reviewed by the FERC on a case-by-case basis.
In March 2018, FERC issued a revised policy statement on treatment of income taxes, which announced that it will no longer allow MLPs to recover income tax allowances from their expense calculations. The revised policy statement only applies to MLPs with regulated cost-of-service tariffs, but FERC indicated that it will address income tax allowances for non-MLP partnerships in subsequent proceedings. As a result, FERC-regulated cost-of-service pipelines may need to adjust their prices downwards to prevent over-earning their “just and reasonable” return on equity. This may adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect such companies’ financial condition and ability to pay distributions or dividends to their equity holders. Natural gas pipelines have been directed to review their rates by the end of 2018, while oil pipelines will face a review of their pricing in 2020. The revised policy statement is subject to rehearing at FERC and will likely be the subject of subsequent appellate court review.
Further, intrastate pipelines are subject to regulation in many states, which, while less comprehensive than FERC regulation, makes intrastate pipeline tariffs subject to protest and complaint and may adversely affect such intrastate pipelines’ financial condition, cash flows and ability to pay distributions or dividends.
Financing Risk. From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.
Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.
Natural Resources Risk. The Fund’s investments in Natural Resources Securities involve risks. The market value of Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
Sector Focus Risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.
Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate
2021 Semi-Annual Report75

BROOKFIELD REAL ASSETS INCOME FUND INC.
Additional Information Regarding the Fund (Unaudited) (continued)
June 30, 2021

changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries. Recently, the energy sector has experienced significant volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. To the extent the Fund invests in companies in the oil sector, it may be subject to greater volatility than funds that do not invest in the oil sector.
Small- and Mid-Capitalization Risk. The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
76Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2021 Semi-Annual Report77

BROOKFIELD REAL ASSETS INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
78Brookfield Public Securities Group LLC

Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Sub-Advisers
Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor
New York, New York 10022-6225

Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Filing Administrator
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202
Directors of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Director
Stuart A. McFarland	Director
William H. Wright II	Director
David W. Levi	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Mohamed S. Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    Not applicable.

(b)         A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD REAL ASSETS INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: August 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: August 30, 2021

By:	/s/ Casey P. Tushaus
Casey P. Tushaus
Treasurer and Principal Financial Officer

Date: August 30, 2021